UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-22591

                                                         Apollo Tactical Income Fund Inc.

(Exact name of registrant as specified in charter)

9 West 57th Street

New York, New York 10019

(Address of principal executive offices) (Zip code)

Joseph Moroney, President

9 West 57th Street

New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (212) 515-3200

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Apollo Senior Floating Rate Fund Inc. (NYSE: AFT)

Apollo Tactical Income Fund Inc. (NYSE: AIF)

Annual Report

December 31, 2019

Important Information on Paperless Delivery

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.apollofunds.com, and you will be notified by mail each time a report is posted and provided with a web-site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-864-4834.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call 1-877-864-4834. Your election to receive paper reports applies to all funds held within the Fund complex.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

This report, including the financial information herein, is transmitted to shareholders of the Funds for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary

As of December 31, 2019 (unaudited)

Dear Shareholders,

We would like to start by saying thank you for your interest in the Apollo Senior Floating Rate Fund Inc. and the Apollo Tactical Income Fund Inc. (the “Funds”). We appreciate the trust and confidence you have placed with us through your investment in the Funds.

Combining a very robust start to the year with incremental and steady gains over the balance, 2019 proved to be a strong period for returns across all US corporate credit markets, including the US leveraged loan market and particularly for the fixed-rate US high-yield market. The latter benefited from a number of bullish themes, including oversold conditions in late 2018 from both a technical and valuation perspective, strong economic trends in the US which benefited refinancing activity and have continued to keep the default experience across the leveraged finance markets low, and substantially lower US treasury yields over the course of 2019, on the back of accommodation from the Federal Reserve, which acted as a tailwind for all US fixed income markets. While the trajectory of lower rates complicated technical conditions in the US leveraged loan market by compelling retail investors to withdraw funds from open-ended loan mutual funds, this market also generated strong returns over 2019 despite the lack of the corresponding rate catalyst. The loan market shared some of the positive themes that benefitted high-yield in 2019, primarily the benign and favorable fundamental environment which has kept default rates near their historical lows for a considerable period of time. And while technicals here were more difficult as it relates to retail demand, Collateralized Loan Obligation (“CLO”) creation was quite strong over the full year and, without the difficult comparison to 2018, would’ve represented a new record, as $119Bn across nearly 250 new deals priced over the period. This represents another example across an array of data points highlighting consistent and healthy demand for the yield generated in the US loan and bond markets.

For most of 2019, the most meaningful theme in the US leveraged finance markets was dispersion, or the outperformance of higher-rated debt compared to lower-rated debt. This is an element of a theme that in one form or another has existed across nearly all capital markets, globally, for some time; the effect of capital seeking yield against the backdrop of an investing community concerned about where we are in the credit cycle. The element of this theme unique to last year was the underperformance of lower-rated debt concurrent with the strong positive performance of risk assets in other markets, most notably stocks, where the S&P 500 finished 2019 +28.9%. As represented by the J.P. Morgan Domestic High Yield Index, triple-C bond returns on the year were +11.3% vs. +14.1% for the complete high-yield index; similar disparities exist when comparing returns for the double-B and single-B ratings categories in the loan and bond markets. Notably, until roughly mid-November these disparities were much wider, with higher-rated debt extremely well bid and various categories of lower-rated debt lagging from a performance perspective on different demand characteristics. These kinds of conditions can create meaningfully favorable investing conditions for the Funds. As they are not subject to capital flows or constrained to invest in benchmarks determined by liquidity, there exist opportunities to take advantage of conditions unavailable to Exchange Traded Funds (“ETFs”) or other open-ended mutual funds.

The primary impact of the general demand for higher-rated paper across fixed income has been to drive yields to levels that are near cycle lows. In early October, the yield to maturity on the double-B portion of the J.P. Morgan Leveraged Loan Index hit 4.10%, the low for 2019 and also (aided by what were essentially the lows for LIBOR) a low for the last 3 year period (at the same point, the yield to maturity in the double-B portion of the J.P. Morgan Domestic High Yield Index hit 4.62%, also well below its 3 year average). This is particularly true in the parts of the market considered to be liquid, where ETFs are in certain instances nearly blindly buying risk that fits a certain profile. A consequence of these market dynamics has been that valuations for debt that does not as easily fit this profile, or requires a greater amount of fundamental analysis, is experiencing less of the froth that caught up much of the fixed income markets into the end of 2019. While the improvement in market conditions from December of 2018 to the same month in 2019 has been profound, the specifics and vagaries of the US leveraged finance market continue to provide opportunities for the Funds.

A good example of this CLO selling of lower-rated debt is in the fourth quarter of 2019. CLOs as structures work in a manner that is very formulaic; the purpose of this is to protect, in theory, debt investors in the CLO from higher probabilities of impairment by forcing managers to react to changing portfolios in specified ways. In practice, CLO managers get ahead of, or manage to tests in order to retain their access to debt capital in some ways that could be interpreted as irrational; a good example of this is the selling of loans at substantial discounts to perceived fair value in order to improve a test tied to the ratings on a broader portfolio. In October and November, this happened at a more substantial rate than is normally experienced, forcing prices lower for debt in this ratings category; from the end of the third quarter until the low of November 6th, prices on single-B loans (using the S&P sub-index) fell -1.2 points to a 12 month low of 95.77 on exactly this kind of selling. While this doesn’t create a universally attractive opportunity, forced

4  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Manager Commentary (continued)

As of December 31, 2019 (unaudited)

selling either on behalf of mutual funds seeing outflows in late 2018 or CLOs reacting to prescribed tests in the 4th quarter of 2019, when it happens for reasons that are indiscriminate, creates opportunities for investment that have a higher probability of being attractive. Going forward, we anticipate these kinds of events to happen with greater regularity. In last year’s shareholder letter we explicitly noted that “it’s reasonable to expect we are closer to the threshold for flagging economic growth than would have been contemplated” earlier. While we continue to believe this is true, we were not alone in being wrong about our proximity to the cycle. However, with these concerns outstanding, we remain of the opinion that periods of volatility should occur with more regularity and, as valuations become stretched, will be of greater magnitude. It will become increasingly important to utilize the correct structure to invest in the leveraged finance markets, and we continue to believe that there is great value in the structure of the Funds. And, as we have continued to stress, we would view periods of volatility created by technicals as moments of opportunity for the Funds.

We appreciate your interest and support in the Funds. If you have any questions about the Funds, please call 1-877-864-4834, or visit our website at www.apollofunds.com.

Sincerely,

Apollo Credit Management, LLC

Annual Report  |  5

Apollo Senior Floating Rate Fund Inc.

Financial Data

As of December 31, 2019 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	93.1%
High-Yield Bonds	6.1%
Equity/Other	0.8%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.02%
Weighted Average Fixed-Rate Coupon	6.90%
Weighted Average Maturity (in years) (floating assets)	4.57
Weighted Average Maturity (in years) (fixed assets)	5.10
Weighted Average Modified Duration (in years) (fixed assets)	3.29
Weighted Average Modified Duration (in years)(h)	4.46
Average Position Size	$2,583,533
Number of Positions	166
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	2,996

Credit Quality(b)

BBB	2.2%
BB	7.8%
B	72.1%
CCC+ or Lower	16.6%
Not Rated	1.3%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)

High Tech Industries	16.1%
Telecommunications	10.6%
Media: Broadcasting & Subscription	10.4%
Services: Business	10.2%
Banking, Finance, Insurance & Real Estate	9.5%
Total	56.8%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	2.9%
Transdigm, Inc.	2.2%
Asurion, LLC	2.0%
Univision Communications, Inc.	2.0%
PetSmart, Inc.	2.0%
Alliant Holdings Intermediate, LLC	2.0%
William Morris Endeavor Entertainment, LLC	1.8%
Radiate Holdco, LLC	1.8%
Edelman Financial Center, LLC	1.8%
Vertafore, Inc.	1.7%
Total	20.2%

Performance Comparison

	YTD		5 Yr		Since Inception(j)
AFT - Market Price	14.02	%(e)	5.84	%(e)(f)	4.20	%(e)(f)
AFT - NAV	12.35	%(e)	6.19	%(e)(f)	6.08	%(e)(f)
S&P/LSTA Leveraged Loan Index(g)	8.64%		4.45	%(f)	4.23	%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on fair value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2019. The quality ratings reflected were issued by S&P Global Ratings (“S&P”), an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s Investors Service (“Moody’s”), an internationally recognized statistical rating organization.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of December 31, 2019.
(j)	Inception date February 23, 2011.

6  |  Annual Report

Apollo Tactical Income Fund Inc.

Financial Data

As of December 31, 2019 (unaudited)

Portfolio Composition (as % of Current Market Value of Investment Securities)

Loans	70.2%
High-Yield Bonds	21.6%
Structured Products	7.4%
Equity/Other	0.8%

Portfolio Characteristics(a)

Weighted Average Floating-Rate Spread	4.38%
Weighted Average Fixed-Rate Coupon	6.13%
Weighted Average Maturity (in years) (floating assets)	4.91
Weighted Average Maturity (in years) (fixed assets)	6.42
Weighted Average Modified Duration (in years) (fixed assets)	3.42
Weighted Average Modified Duration (in years)(h)	4.52
Average Position Size	$2,195,085
Number of Positions	177
Weighted Average S&P Rating(i)	B
Weighted Average Rating Factor (Moody’s)(i)	2,933

Credit Quality(b)

BBB	2.0%
BB	14.2%
B	63.0%
CCC+ or Lower	16.6%
Not Rated	4.2%

Top 5 Industries (as % of Current Market Value of Investment Securities)(c)
High Tech Industries	11.9%
Banking, Finance, Insurance & Real Estate	9.8%
Telecommunications	9.3%
Media: Broadcasting & Subscription	8.3%
Services: Business	7.1%
Total	46.4%

Top 10 Issuers (as % of Current Market Value of Investment Securities)(d)

Intelsat Jackson Holdings S.A.	3.2%
Transdigm, Inc.	2.8%
TIAA Churchill Middle Market CLO	2.3%
JBS, S.A.	2.1%
PetSmart, Inc.	2.1%
Vertafore, Inc.	2.1%
Radiate Holdco, LLC	1.9%
William Morris Endeavor Entertainment, LLC	1.8%
Asurion, LLC	1.8%
NFP Corp.	1.7%
Total	21.8%

Performance Comparison

	YTD		5 Yr		Since Inception(j)

AIF - Market Price	19.20	%(e)	8.31	%(e)(f)	4.84	%(e)(f)
AIF - NAV	13.97	%(e)	7.83	%(e)(f)	7.25	%(e)(f)
S&P/LSTA Leveraged Loan Index(g)	8.64%		4.45	%(f)	4.06	%(f)

(a)	Averages based on par value of investment securities, except for the weighted average modified duration, which is based on fair value.
(b)

Credit quality is calculated as a percentage of fair value of investment securities at December 31, 2019. The quality ratings reflected were issued by S&P, an internationally recognized statistical rating organization. Credit quality ratings reflect the rating agency’s opinion of the credit quality of the underlying positions in the Fund’s portfolio and not that of the Fund itself. Credit quality ratings are subject to change.

(c)

The industry classifications reported are from widely recognized market indexes or rating group indexes, and/or as defined by Fund management, with the primary source being Moody’s, an internationally recognized statistical rating organization. The Top 5 Industries table above excludes Structured Products which represents 7.4% of the portfolio as of December 31, 2019.

(d)	Holdings are subject to change and are provided for informational purposes only.
(e)

Performance reflects total return assuming all distributions were reinvested at the dividend reinvestment rate. Past performance does not necessarily indicate how the Fund will perform in the future. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund.

(f)	Annualized.
(g)	The S&P/LSTA Leveraged Loan Index is a broad index designed to reflect the performance of the U.S. dollar facilities in the leveraged loan market.
(h)	Excludes equity investments and includes fixed and floating rate assets. Floating rate loan duration is calculated by using 3 month LIBOR.
(i)	Excludes securities with no rating or in default as of December 31, 2019.
(j)	Inception date February 25, 2013.

Annual Report  |  7

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans - 141.7%(a)

AEROSPACE & DEFENSE - 9.3%

Bleriot US Bidco, Inc.
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 6.69%, 10/30/26(b)(c)	2,637,789	2,667,464
Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 6.30%, 05/01/25(b)(c)	2,890,175	2,873,918
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (1M LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26(b)(c)(e)	3,030,928	3,062,056
Maxar Technologies, Ltd. (Canada)
First Lien Term Loan B, (3M LIBOR + 2.75%, 0.00% Floor), 4.85%, 10/04/24(c)(e)	1,006,287	970,649
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 6.94%, 06/04/26(b)(c)	3,895,258	3,885,520
PAE Holding Corp.
First Lien Term Loan, (2M LIBOR + 5.50%, 1.00% Floor), 7.35%, 10/20/22(c)	1,757,696	1,765,386
Second Lien Term Loan, (2M LIBOR + 9.50%, 1.00% Floor), 11.35%, 10/20/23(c)	1,324,023	1,307,473
Transdigm, Inc.
First Lien 2018 New Term Loan E, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 05/30/25(c)	2,972,286	2,985,126
First Lien Term Loan G, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 08/22/24(c)	4,959,621	4,982,361

		24,499,953

AUTOMOTIVE - 4.5%

APC Automotive Technologies, LLC
First Lien Term Loan A-1, (1.00% PIK), (2M LIBOR + 5.00%, 1.00% Floor), 6.81%, 05/09/25(c)(f)	5,059,911	4,744,730
First Lien Term Loan B, (3M LIBOR + 5.00%, 1.00% Floor), 6.90%, 05/10/24(c)	1,582,140	758,114
Innovative XCessories & Services, LLC
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 6.55%, 11/29/22(c)	6,395,295	6,411,283

		11,914,127

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE - 12.3%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.93%, 08/15/25(c)	2,152,778	2,002,083
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 4.99%, 05/09/25(c)	6,849,722	6,871,983
Asurion, LLC
First Lien Term Loan B4, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 08/04/22(c)	701,262	706,304
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/03/23(b)(c)	4,446,438	4,478,207
First Lien Term Loan B7, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/03/24(c)	871,632	877,703
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 8.30%, 08/04/25(c)	2,136,429	2,167,674
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 5.04%, 07/21/25(c)	6,125,395	6,170,693
Second Lien Term Loan, (1M LIBOR + 6.75%, 0.00% Floor), 8.54%, 07/20/26(c)	911,369	912,508
NFP Corp.
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 01/08/24(b)(c)	3,181,183	3,173,517
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 5.80%, 09/03/26(b)(c)	3,862,499	3,902,746
SG Acquisition, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 1.00% Floor), 6.80%, 03/29/24(c)	1,320,100	1,314,324

		32,577,742

BEVERAGE, FOOD & TOBACCO - 1.6%

Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 5.55%, 07/01/21(c)	4,323,477	3,923,555
Second Lien Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 9.30%, 01/02/22(c)	592,027	400,604

		4,324,159

8  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CAPITAL EQUIPMENT - 1.9%

Safe Fleet Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.74%, 02/03/25(c)	3,730,641	3,574,420
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 8.49%, 02/02/26(c)	1,403,846	1,365,247

		4,939,667

CHEMICALS, PLASTICS, & RUBBER - 5.2%

Archroma Finance S.A.R.L (Luxembourg)
First Lien Term Loan B-2, (3M LIBOR + 4.00%, 0.00% Floor), 5.98%, 08/12/24(c)(e)	2,079,361	2,071,564
Perstorp Holding AB (Sweden)
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 6.69%, 02/27/26(c)(d)(e)	2,821,024	2,694,078
Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 4.96%, 10/01/25(c)(e)	4,877,372	4,887,542
Tronox Finance, LLC
First Lien Term Loan B, (1M / 3M LIBOR + 2.75%, 0.00% Floor), 4.61%, 09/23/24(c)	3,780,459	3,792,991
Vantage Specialty Chemicals, Inc.
First Lien Term Loan, (1M /3M LIBOR + 3.50%, 1.00% Floor), 5.36%, 10/28/24(b)(c)	204,242	191,137

		13,637,312

CONSTRUCTION & BUILDING - 3.5%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 7.05%, 04/05/24(c)	5,206,802	4,642,723
Pisces Midco, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 0.00% Floor), 5.49%, 04/12/25(c)	2,977,330	2,980,099
Terra Millennium Corp.
First Lien First Out Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 8.56%, 10/31/22(c)	1,713,422	1,698,429

		9,321,251

CONSUMER GOODS: DURABLE - 0.7%

Edgewell Personal Care Company
First Lien Term Loan A, (LIBOR + 1.75%, 0.00% Floor), 1.75%, 09/20/24(b)(c)(d)	467,742	467,742
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 3.00%, 09/18/26(b)(c)	1,466,458	1,477,456

		1,945,198

	Principal Amount ($)	Value ($)

CONSUMER GOODS: NON-DURABLE - 2.1%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 3.46%, 04/05/23(b)(c)(d)	1,909,154	1,861,425
Kronos Acquisition Holdings, Inc. (Canada)
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.79%, 05/15/23(c)(e)	3,778,514	3,719,947

		5,581,372

CONTAINERS, PACKAGING & GLASS - 3.0%

Anchor Glass Container Corp.
First Lien Term Loan, (1M / 3M LIBOR + 2.75%, 1.00% Floor), 4.47%, 12/07/23(c)	3,979,592	2,863,874
Flex Acquisition Company, Inc.
First Lien Term Loan, (1M / 3M LIBOR + 3.00%, 1.00% Floor), 5.09%, 12/29/23(b)(c)	1,473,500	1,465,211
First Lien Term Loan B, (3M LIBOR + 3.25%, 0.00% Floor), 5.35%, 06/29/25(c)	1,200,000	1,194,000
Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/01/24(c)	2,849,270	2,322,155

		7,845,240

ENERGY: OIL & GAS - 1.4%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (1M LIBOR + 6.50%, 1.00% Floor), 8.24%, 03/30/23(c)	452,027	422,645
Buckeye Partners, L.P.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 4.44%, 11/01/26(c)	2,148,359	2,170,444
Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(d)(m)	4,749	2,375
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	1,429,896	879,386
Sheridan Production Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(d)(m)	629	315
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	189,473	116,526

See accompanying Notes to Financial Statements.  |  9

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

ENERGY: OIL & GAS (continued)

Sheridan Production Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(d)(m)	384	192
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	115,731	71,175

		3,663,058

HEALTHCARE & PHARMACEUTICALS - 9.3%

Bausch Health Companies, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 4.49%, 11/27/25(c)	680,000	684,464
BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 6.06%, 10/20/23(c)	4,658,278	4,543,288
BW NHHC HoldCo, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.91%, 05/15/25(c)	2,971,520	2,451,504
Endo International PLC
First Lien Term Loan B, (1M LIBOR + 4.25%, 0.75% Floor), 6.06%, 04/29/24(c)	3,927,879	3,771,373
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 5.30%, 03/06/25(c)	2,332,283	2,344,679
Inovalon Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 5.25%, 04/02/25(c)	2,605,161	2,624,700
Lanai Holdings III, Inc.
Second Lien Term Loan, (3M LIBOR + 8.50%, 1.00% Floor), 10.43%, 08/28/23(c)(d)	869,565	760,869
Pluto Acquisition I, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.95%, 06/22/26(c)	2,139,077	2,149,772
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24(b)(c)	6,247,080	5,087,466

		24,418,115

HIGH TECH INDUSTRIES - 24.2%

Almonde, Inc.
First Lien Term Loan B, (6M LIBOR + 3.50%, 1.00% Floor), 5.70%, 06/13/24(c)	2,919,434	2,905,246
Aspect Software, Inc.
First Lien Term Loan, (6M LIBOR + 5.00%, 1.00% Floor), 7.21%, 01/15/24(c)	3,364,476	3,136,331

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Boxer Parent Company, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 0.00% Floor), 6.05%, 10/02/25(b)(c)	2,493,703	2,471,322
Electronics for Imaging, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.94%, 07/23/26(b)(c)	5,447,150	5,089,708
Flexera Software, LLC
First Lien Term Loan B, (1M LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/26/25(c)	2,888,119	2,900,755
Second Lien Term Loan, (1M LIBOR + 7.25%, 1.00% Floor), 9.05%, 02/26/26(c)	1,403,111	1,406,619
Helios Software Holdings, Inc.
First Lien Term Loan, (3M LIBOR + 4.25%, 0.00% Floor), 6.18%, 10/24/25(c)	2,610,449	2,596,588
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.99%, 01/12/26(b)(c)	4,276,945	4,043,851
ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 6.06%, 11/21/24(c)(e)	4,825,879	4,632,844
Ivanti Software, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.97%, 01/20/24(c)	5,902,234	5,916,370
MA FinanceCo., LLC
First Lien Term Loan B3, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 06/21/24(c)	515,913	517,579
Red Ventures, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/08/24(c)	5,948,493	5,998,401
Riverbed Technology, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 04/24/22(b)(c)	3,992,535	3,505,964
Seattle SpinCo, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 06/21/24(c)	3,484,087	3,495,341
SolarWinds Holdings, Inc.
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 4.55%, 02/05/24(c)	2,964,672	2,988,093
Syncsort, Inc.
First Lien Incremental Term Loan B, (3M LIBOR + 6.00%, 1.00% Floor), 7.91%, 08/16/24(b)(c)	2,149,482	2,052,756
First Lien Term Loan B, (3M LIBOR + 6.25%, 0.00% Floor), 8.16%, 08/16/24(c)	655,464	630,884
Second Lien Term Loan, (3M LIBOR + 9.00%, 1.00% Floor), 10.91%, 08/18/25(c)	2,500,000	2,459,375

10  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HIGH TECH INDUSTRIES (continued)

Vertafore, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 5.05%, 07/02/25(c)	5,789,754	5,735,475
Second Lien Term Loan, (1M LIBOR + 7.25%, 0.00% Floor), 9.05%, 07/02/26(c)	1,234,301	1,225,303

		63,708,805

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.2%

Advantage Sales & Marketing, Inc.
First Lien Incremental Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 07/23/21(c)	3,022,924	2,932,856
First Lien Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 07/23/21(c)	2,946,028	2,860,961
F & W Media, Inc.
First Lien Term Loan B-1, (1M LIBOR + 6.50%, 1.50% Floor), 8.30%, 05/24/22(c)(d)(g)(m)	358,461	—
First Lien Term Loan B-2, (1M LIBOR + 10.00%, 1.50% Floor), 11.80%, 05/24/22(c)(d)(g)(m)	1,065,518	—

		5,793,817

MEDIA: BROADCASTING & SUBSCRIPTION - 14.9%

CSC Holdings, LLC
First Lien Term Loan B, (1M LIBOR + 2.25%, 0.00% Floor), 3.99%, 01/15/26(c)	1,350,903	1,354,618
First Lien Term Loan B5, (1M LIBOR + 2.50%, 0.00% Floor), 4.24%, 04/15/27(c)	3,387,343	3,407,803
Global Eagle Entertainment, Inc.
First Lien Term Loan, (6M LIBOR + 7.50%, 1.00% Floor), 9.71%, 01/06/23(c)	6,339,714	5,745,365
Nexstar Broadcasting, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 4.45%, 09/18/26(c)	2,551,832	2,569,669
Radiate Holdco, LLC
First Lien Incremental Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 5.30%, 02/01/24(c)	1,988,330	2,004,237
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 4.80%, 02/01/24(c)	5,092,128	5,117,919
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24(c)	6,583,346	6,515,274

	Principal Amount ($)	Value ($)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.80%, 04/18/23(c)	1,352,906	1,311,331
William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M / 3M LIBOR + 2.75%, 0.00% Floor), 4.61%, 05/16/25(c)	7,337,537	7,316,148
Ziggo Secured Finance Partnership (Netherlands)
First Lien Term Loan E, (1M LIBOR + 2.50%, 0.00% Floor), 4.24%, 04/15/25(c)(e)	4,000,000	4,018,520

		39,360,884

MEDIA: DIVERSIFIED & PRODUCTION - 1.5%

Learfield Communications, LLC
First Lien Initial Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23(b)(c)	4,476,042	3,981,440

RETAIL - 9.3%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 20.00%, 05/15/20(d)(h)(i)(m)	213,171	91,237
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 6.00%, 04/24/23(c)(d)(h)(m)	868,743	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 2.00%, 04/24/23(c)(d)(h)(m)	1,063,663	—
Vendor Payment Term Loan, 20.00%, 05/15/20(d)(h)(i)(m)	38,349	16,414
EG America, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 5.96%, 02/07/25(c)	5,923,974	5,912,274
General Nutrition Centers, Inc.
First Lien FILO Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 8.80%, 12/31/22(c)	3,072,350	3,074,701
Neiman Marcus Group, Inc.
First Lien Extended Term Loan, (1M LIBOR + 6.00%, 1.50% Floor), 7.71%, 10/25/23(b)(c)	3,305,204	2,737,122
First Lien Term Loan, (1.00% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.00%, 10/25/23(b)(c)(f)	56,394	45,115
Petco Animal Supplies, Inc.
First Lien Second Amendment Term Loan B1, (3M LIBOR + 3.25%, 1.00% Floor), 5.18%, 01/26/23(c)	5,487,793	4,688,633

See accompanying Notes to Financial Statements.  |  11

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

RETAIL (continued)

PetSmart, Inc.
First Lien Term Loan B-2, (1M LIBOR + 4.00%, 1.00% Floor), 5.74%, 03/11/22(c)	7,976,481	7,907,086

		24,472,582

SERVICES: BUSINESS - 15.5%

AQ Carver Buyer, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.94%, 09/23/25(c)(d)	1,090,791	1,074,429
Carestream Health, Inc.
First Lien Term Loan, (1M LIBOR + 5.50%, 1.00% Floor), 7.30%, 02/28/21(b)(c)	632,841	625,063
Second Lien Extended Term Loan, (1M LIBOR + 9.50%, 1.00% Floor), 11.30%, 06/07/21(c)	2,164,520	2,050,883
Creative Artists Agency, LLC
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 5.55%, 11/27/26(b)(c)	880,851	889,523
DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 5.55%, 02/03/25(c)	1,873,156	1,870,815
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 4.80%, 02/03/25(c)	1,982,556	1,977,599
DTI Holdco, Inc.
First Lien Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(b)(c)	1,841,792	1,730,133
Electro Rent Corp.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.94%, 01/31/24(c)	2,221,618	2,240,135
Ensemble RCM, LLC
First Lien Term Loan, (3M LIBOR + 3.75%, 0.00% Floor), 5.66%, 08/03/26(c)	2,750,469	2,776,255
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 5.55%, 10/10/25(c)	4,771,569	4,093,601
Evergreen Skills Lux S.A.R.L.
First Lien Term Loan, (6M LIBOR + 4.75%, 1.00% Floor), 6.95%, 04/28/21(c)	2,986,937	2,318,610
Second Lien Term Loan, (6M LIBOR + 8.25%, 1.00% Floor), 10.45%, 04/28/22(c)	1,000,000	280,715
Garda World Security Corp. (Canada)
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.00% Floor), 6.66%, 10/30/26(c)(e)	4,881,226	4,920,910

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Packers Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 4.99%, 12/04/24(b)(c)	2,992,366	2,999,847
Refinitiv US Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 5.05%, 10/01/25(c)	3,730,566	3,766,939
SGS Cayman, L.P.
First Lien Term Loan B, (3M LIBOR + 5.38%, 1.00% Floor), 7.32%, 04/23/21(c)	915,924	907,338
STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (1M LIBOR + 5.25%, 1.00% Floor), 7.05%, 06/30/22(c)	2,577,911	2,583,286
Sutherland Global Services, Inc.
First Lien Term Loan, (3M LIBOR + 5.38%, 1.00% Floor), 7.32%, 04/23/21(c)	3,934,222	3,897,338

		41,003,419

SERVICES: CONSUMER - 1.9%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (3M / 6M LIBOR + 3.75%, 1.00% Floor), 5.67%, 08/25/24(c)	2,556,141	2,569,190
Second Lien Term Loan, (6M LIBOR + 7.75%, 1.00% Floor), 9.67%, 08/25/25(c)	2,500,000	2,433,325

		5,002,515

TELECOMMUNICATIONS - 14.9%

CenturyLink, Inc.
First Lien Term Loan A, (1M LIBOR + 2.75%, 0.00% Floor), 4.55%, 11/01/22(c)	732,576	735,784
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 4.55%, 01/31/25(c)	5,967,508	6,001,076
Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 5.30%, 07/23/25(c)	3,630,400	3,639,476
Frontier Communications Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.55%, 06/15/24(b)(c)	4,969,453	5,004,314
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien Fixed Term Loan B5, 6.63%, 01/02/24(e)(i)	4,748,810	4,822,606
First Lien Term Loan B3, (6M LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23(b)(c)(e)	1,188,001	1,192,135
First Lien Term Loan B4, (6M LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24(b)(c)(e)	5,444,878	5,505,153

12  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

TELECOMMUNICATIONS (continued)

Iridium Communications, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26(b)(c)	2,571,170	2,607,333
TierPoint, LLC
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24(c)	2,042,464	1,996,079
U.S. TelePacific Corp.
First Lien Term Loan B, (3M LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/02/23(c)	4,784,808	4,605,378
Zacapa, LLC
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.75% Floor), 6.94%, 07/02/25(c)	3,174,941	3,202,721

		39,312,055

TRANSPORTATION: CONSUMER - 0.8%

Travel Leaders Group, LLC
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 5.79%, 01/25/24(c)	1,982,380	1,994,770

UTILITIES: ELECTRIC - 1.7%

Brookfield WEC Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.75% Floor), 5.30%, 08/01/25(c)	4,467,464	4,505,148

Total Senior Loans (Cost $381,202,073)		373,802,629

Corporate Notes and Bonds - 9.2%

AEROSPACE & DEFENSE - 0.8%

SSL Robotics, LLC
9.75%, 12/31/23(i)(j)	887,000	966,830
Transdigm, Inc.
6.25%, 03/15/26(i)(j)	1,000,000	1,084,484

		2,051,314

AUTOMOTIVE - 1.3%

Tesla, Inc.
5.30%, 08/15/25(i)(j)	3,548,000	3,450,395

BANKING, FINANCE, INSURANCE & REAL ESTATE - 1.1%

Alliant Holdings Intermediate, LLC
6.75%, 10/15/27(i)(j)	951,000	1,020,233
GTCR AP Finance, Inc.
8.00%, 05/15/27(i)(j)	1,000,000	1,042,847
NFP Corp.
6.88%, 07/15/25(i)(j)	1,000,000	1,004,990

		3,068,070

	Principal Amount ($)	Value ($)

ENERGY: OIL & GAS - 1.7%

Moss Creek Resources Holdings, Inc. (China)
7.50%, 01/15/26(e)(i)(j)	4,762,000	3,632,677
10.50%, 05/15/27(e)(i)(j)	1,000,000	837,847

		4,470,524

HEALTHCARE & PHARMACEUTICALS - 0.6%

Bausch Health Companies, Inc.
6.50%, 03/15/22(i)(j)	1,500,000	1,535,625

HIGH TECH INDUSTRIES - 0.4%

Riverbed Technology, Inc.
8.88%, 03/01/23(i)(j)	1,743,000	1,010,940

MEDIA: BROADCASTING & SUBSCRIPTION - 0.9%

CSC Holdings, LLC
5.38%, 02/01/28(i)(j)	1,000,000	1,068,572
Univision Communications, Inc.
5.13%, 02/15/25(i)(j)	1,469,000	1,456,146

		2,524,718

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(d)(k)(m)	18,879	—
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18(d)(i)(j)(l)(m)	639,000	—

		—

RETAIL - 0.4%

EG Global Finance PLC (United Kingdom)
8.50%, 10/30/25(e)(i)(j)	1,000,000	1,063,335

SERVICES: CONSUMER - 0.8%

NVA Holdings, Inc.
6.88%, 04/01/26(i)(j)	2,000,000	2,167,500

TELECOMMUNICATIONS - 1.2%

Orbcomm, Inc.
8.00%, 04/01/24(i)(j)	3,194,000	3,082,210

Total Corporate Notes and Bonds (Cost $25,548,581)		24,424,631

See accompanying Notes to Financial Statements.  |  13

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Share Quantity	Value ($)
Common Stocks - 0.8%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.6%

Medical Card System, Inc.(d)(m)	991,230	1,526,494

ENERGY: OIL & GAS - 0.2%

Ascent Resources Marcellus Holdings, Inc.(m)	324,739	580,471
HGIM Corp.(d)(m)	9,820	100,655
Southcross Holdings Borrower, L.P. Class A-II(d)	129	10,062
Southcross Holdings Borrower, GP LLC.(d)(m)	129	—

		691,188

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(m)	3,133	27,644
F & W Media, Inc.(d)(g)(m)	9,511	—

		27,644

RETAIL - 0.0%

Charming Charlie, LLC(d)(h)(m)	8,890,519	—

Total Common Stocks (Cost $2,060,023)		2,245,326

Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda)
(3M LIBOR + 6.68%, 1.00% Floor), 8.78%(e)	946,575	984,438

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc., (14.50% PIK),
14.50%(d)(f)(i)	2,526	170,417

Total Preferred Stocks (Cost $1,098,068)		1,154,855

	Share Quantity	Value ($)
Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(m)	84,077	2,522

Total Warrants (Cost $8,408)		2,522

Total Investments - 152.2%
(Cost of $409,917,153)		401,629,963
Other Assets & Liabilities, Net - 1.1%		2,978,948
Loan Outstanding - (53.3)%(n)(o)		(140,801,983)

Net Assets (Applicable to Common Shares) - 100.0%		263,806,928

14  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Schedule of Investments (continued)

December 31, 2019

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2019. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2019, the 1, 2, 3 and 6 month LIBOR rates were 1.76%, 1.83%, 1.91% and 1.91%, respectively, and the Prime lending rate was 4.75%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign risk exposure traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	The issuer has filed for Chapter 11 bankruptcy protection as of March 10, 2019.
(h)	The issuer has filed for Chapter 11 bankruptcy protection as of July 11, 2019.
(i)	Fixed rate asset.
(j)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $24,424,631, or 9.26% of net assets.

(k)	The issuer is in default of its payment obligations as of July 5, 2018.
(l)	The issuer is in default of its payment obligations as of May 5, 2015.
(m)	Non-income producing asset.
(n)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(o)	Principal of $141,000,000 less unamortized deferred financing costs of $198,017.

See accompanying Notes to Financial Statements.  |  15

Apollo Tactical Income Fund Inc.

Schedule of Investments

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans - 106.2%(a)

AEROSPACE & DEFENSE - 7.2%

Guidehouse, LLP
First Lien Term Loan, (1M LIBOR + 4.50%, 0.00% Floor), 6.30%, 05/01/25(b)(c)	2,890,175	2,873,918
Kestrel Bidco, Inc. (Canada)
First Lien Term Loan B, (1M LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26(b)(c)(e)	3,030,928	3,062,056
Maxar Technologies, Ltd. (Canada)
First Lien Term Loan B, (3M LIBOR + 2.75%, 0.00% Floor), 4.85%, 10/04/24(c)(e)	1,006,287	970,649
MRO Holdings, Inc.
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.00% Floor), 6.94%, 06/04/26(c)	2,897,764	2,890,520
PAE Holding Corp.
First Lien Term Loan, (2M LIBOR + 5.50%, 1.00% Floor), 7.35%, 10/20/22(c)	1,757,696	1,765,386
Second Lien Term Loan, (2M LIBOR + 9.50%, 1.00% Floor), 11.35%, 10/20/23(c)	1,000,000	987,500
Transdigm, Inc.
First Lien 2018 New Term Loan E, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 05/30/25(c)	1,977,349	1,985,891
First Lien Term Loan G, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 08/22/24(c)	2,972,267	2,985,894

		17,521,814

AUTOMOTIVE - 4.0%

APC Automotive Technologies, LLC
First Lien Term Loan A-1, (1.00% PIK), (2M LIBOR + 5.00%, 1.00% Floor), 6.81%, 05/09/25(c)(f)	5,059,911	4,744,730
First Lien Term Loan B, (3M LIBOR + 5.00%, 1.00% Floor), 6.90%, 05/10/24(c)	1,582,140	758,114
Innovative XCessories & Services, LLC
First Lien Term Loan B, (1M LIBOR + 4.75%, 1.00% Floor), 6.55%, 11/29/22(c)	4,301,111	4,311,864

		9,814,708

BANKING, FINANCE, INSURANCE & REAL ESTATE - 10.6%

AIS Holdco, LLC
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.93%, 08/15/25(c)	2,152,778	2,002,083
Alliant Holdings Intermediate, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 4.99%, 05/09/25(c)	3,912,049	3,924,763

	Principal Amount ($)	Value ($)

BANKING, FINANCE, INSURANCE & REAL ESTATE (continued)

Asurion, LLC
First Lien Term Loan B4, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 08/04/22(c)	2,486,458	2,504,336
First Lien Term Loan B6, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/03/23(b)(c)	1,280,467	1,289,616
First Lien Term Loan B7, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/03/24(c)	1,008,721	1,015,747
Second Lien Term Loan B2, (1M LIBOR + 6.50%, 0.00% Floor), 8.30%, 08/04/25(c)	1,594,072	1,617,385
Edelman Financial Center, LLC
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 5.04%, 07/21/25(c)	5,140,383	5,178,396
NFP Corp.
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 01/08/24(b)(c)	4,288,774	4,278,438
Sedgwick Claims Management Services, Inc.
First Lien Term Loan B, (1M LIBOR + 4.00%, 0.00% Floor), 5.80%, 09/03/26(b)(c)	2,789,889	2,818,959
SG Acquisition, Inc.
First Lien Term Loan, (1M LIBOR + 5.00%, 1.00% Floor), 6.80%, 03/29/24(c)	1,320,100	1,314,324

		25,944,047

BEVERAGE, FOOD & TOBACCO - 1.7%

Winebow Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.75%, 1.00% Floor), 5.55%, 07/01/21(c)	4,188,403	3,800,975
Second Lien Term Loan, (1M LIBOR + 7.50%, 1.00% Floor), 9.30%, 01/02/22(c)	656,155	443,997

		4,244,972

CAPITAL EQUIPMENT - 2.0%

Safe Fleet Holdings, LLC
First Lien Term Loan, (1M LIBOR + 3.00%, 1.00% Floor), 4.74%, 02/03/25(c)	3,693,425	3,538,763
Second Lien Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 8.49%, 02/02/26(c)	1,403,846	1,365,247

		4,904,010

CHEMICALS, PLASTICS, & RUBBER - 3.7%

Perstorp Holding AB (Sweden)
First Lien Term Loan, (3M LIBOR + 4.75%, 0.00% Floor), 6.69%, 02/27/26(c)(d)(e)	2,324,774	2,220,160

16  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

CHEMICALS, PLASTICS, & RUBBER (continued)

Starfruit US Holdco, LLC (Netherlands)
First Lien Term Loan B, (1M LIBOR + 3.25%, 0.00% Floor), 4.96%, 10/01/25(c)(e)	3,879,951	3,888,040
Tronox Finance, LLC
First Lien Term Loan B, (1M / 3M LIBOR + 2.75%, 0.00% Floor), 4.61%, 09/23/24(c)	2,828,127	2,837,502

		8,945,702

CONSTRUCTION & BUILDING - 1.7%

Associated Asphalt Partners, LLC
First Lien Term Loan B, (1M LIBOR + 5.25%, 1.00% Floor), 7.05%, 04/05/24(c)	2,839,659	2,532,024
Terra Millennium Corp.
First Lien First Out Term Loan, (1M LIBOR + 6.75%, 1.00% Floor), 8.56%, 10/31/22(c)	1,713,422	1,698,429

		4,230,453

CONSUMER GOODS: DURABLE - 0.8%

Edgewell Personal Care Company
First Lien Term Loan A, (LIBOR + 1.75%, 0.00% Floor), 1.75%, 09/20/24(b)(c)(d)	467,742	467,742
First Lien Term Loan B, (LIBOR + 3.00%, 0.00% Floor), 3.00%, 09/18/26(b)(c)	1,466,458	1,477,456

		1,945,198

CONSUMER GOODS: NON-DURABLE - 1.9%

Coty, Inc.
First Lien Term Loan A, (1M LIBOR + 1.75%, 0.00% Floor), 3.46%, 04/05/23(b)(c)(d)	954,577	930,713
Kronos Acquisition Holdings, Inc. (Canada)
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.79%, 05/15/23(c)(e)	3,689,719	3,632,528

		4,563,241

CONTAINERS, PACKAGING & GLASS - 3.0%

Anchor Glass Container Corp.
First Lien Term Loan, (1M / 3M LIBOR + 2.75%, 1.00% Floor), 4.47%, 12/07/23(c)	3,673,491	2,643,591
Flex Acquisition Company, Inc.
First Lien Term Loan, (1M / 3M LIBOR + 3.00%, 1.00% Floor), 5.09%, 12/29/23(b)(c)	1,637,222	1,628,013
First Lien Term Loan B, (3M LIBOR + 3.25%, 0.00% Floor), 5.35%, 06/29/25(c)	800,000	796,000

	Principal Amount ($)	Value ($)

CONTAINERS, PACKAGING & GLASS (continued)

Strategic Materials Holding Corp.
First Lien Term Loan, (3M LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/01/24(c)	2,849,270	2,322,155

		7,389,759

ENERGY: OIL & GAS - 0.8%

Ascent Resources - Marcellus, LLC
First Lien Term Loan A, (1M LIBOR + 6.50%, 1.00% Floor), 8.24%, 03/30/23(c)	230,586	215,598
Buckeye Partners, L.P.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 4.44%, 11/01/26(c)	1,432,240	1,446,963
Sheridan Investment Partners I, LLC
Deferred Principal Facility I, 10/01/19(d)(m)	4,749	2,375
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	388,418	238,877
Sheridan Production Partners I-A, L.P.
Deferred Principal Facility I-A, 10/01/19(d)(m)	629	315
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	51,469	31,653
Sheridan Production Partners I-M, L.P.
Deferred Principal Facility I-M, 10/01/19(d)(m)	384	192
First Lien Tranche B-2, (1M LIBOR + 3.50%, 0.75% Floor), 5.56%, 10/01/19(c)(m)	31,437	19,334

		1,955,307

HEALTHCARE & PHARMACEUTICALS - 8.2%

Bausch Health Companies, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 0.00% Floor), 4.49%, 11/27/25(b)(c)	1,632,000	1,642,714
BioClinica Holding I, LP
First Lien Initial Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 6.06%, 10/20/23(c)	4,143,763	4,041,475
BW NHHC HoldCo, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.91%, 05/15/25(c)	2,603,814	2,148,146
Endo International PLC
First Lien Term Loan B, (1M LIBOR + 4.25%, 0.75% Floor), 6.06%, 04/29/24(c)	2,733,621	2,624,700
Hanger, Inc.
First Lien Term Loan B, (1M LIBOR + 3.50%, 0.00% Floor), 5.30%, 03/06/25(c)	2,332,283	2,344,679

See accompanying Notes to Financial Statements.  |  17

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

HEALTHCARE & PHARMACEUTICALS (continued)

Lanai Holdings III, Inc.
Second Lien Term Loan, (3M LIBOR + 8.50%, 1.00% Floor), 10.43%, 08/28/23(c)(d)	869,565	760,869
Pluto Acquisition I, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.95%, 06/22/26(c)	2,139,077	2,149,772
Team Health Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24(b)(c)	5,107,245	4,159,213

		19,871,568

HIGH TECH INDUSTRIES - 16.9%

Aspect Software, Inc.
First Lien Term Loan, (6M LIBOR + 5.00%, 1.00% Floor), 7.21%, 01/15/24(c)	1,989,975	1,855,035
Boxer Parent Company, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 0.00% Floor), 6.05%, 10/02/25(b)(c)	1,496,222	1,482,793
Electronics for Imaging, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 0.00% Floor), 6.94%, 07/23/26(b)(c)	4,118,987	3,848,699
Imperva, Inc.
First Lien Term Loan, (3M LIBOR + 4.00%, 1.00% Floor), 5.99%, 01/12/26(b)(c)	2,412,037	2,280,581
ION Trading Technologies S.A.R.L (United Kingdom)
First Lien Term Loan, (6M LIBOR + 4.00%, 1.00% Floor), 6.06%, 11/21/24(c)(e)	4,825,879	4,632,844
Ivanti Software, Inc.
First Lien Term Loan, (1M LIBOR + 4.25%, 1.00% Floor), 5.97%, 01/20/24(c)	5,904,609	5,918,751
MA FinanceCo., LLC
First Lien Term Loan B3, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 06/21/24(c)	257,956	258,789
Red Ventures, LLC
First Lien Term Loan B, (1M LIBOR + 3.00%, 0.00% Floor), 4.80%, 11/08/24(c)	2,992,424	3,017,531
Riverbed Technology, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 04/24/22(b)(c)	3,682,327	3,233,562
Seattle SpinCo, Inc.
First Lien Term Loan B, (1M LIBOR + 2.50%, 0.00% Floor), 4.30%, 06/21/24(c)	1,742,044	1,747,670

	Principal Amount ($)	Value ($)

HIGH TECH INDUSTRIES (continued)

Syncsort, Inc.
First Lien Incremental Term Loan B, (3M LIBOR + 6.00%, 1.00% Floor), 7.91%, 08/16/24(b)(c)	2,149,482	2,052,756
First Lien Term Loan B, (3M LIBOR + 6.25%, 0.00% Floor), 8.16%, 08/16/24(c)	655,464	630,884
Second Lien Term Loan, (3M LIBOR + 9.00%, 1.00% Floor), 10.91%, 08/18/25(c)	2,500,000	2,459,375
Vertafore, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 5.05%, 07/02/25(b)(c)	7,185,778	7,118,411
Second Lien Term Loan, (1M LIBOR + 7.25%, 0.00% Floor), 9.05%, 07/02/26(c)	515,985	512,223

		41,049,904

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 2.4%

Advantage Sales & Marketing, Inc.
First Lien Incremental Term Loan B, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 07/23/21(c)	2,843,228	2,758,513
First Lien Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 07/23/21(c)	3,125,697	3,035,443
F & W Media, Inc.
First Lien Term Loan B-1, (1M LIBOR + 6.50%, 1.50% Floor), 8.30%, 05/24/22(c)(d)(g)(m)	358,461	—
First Lien Term Loan B-2, (1M LIBOR + 10.00%, 1.50% Floor), 11.80%, 05/24/22(c)(d)(g)(m)	1,065,518	—

		5,793,956

MEDIA: BROADCASTING & SUBSCRIPTION - 8.9%

Global Eagle Entertainment, Inc.
First Lien Term Loan, (6M LIBOR + 7.50%, 1.00% Floor), 9.71%, 01/06/23(c)	5,547,403	5,027,334
Radiate Holdco, LLC
First Lien Incremental Term Loan B, (1M LIBOR + 3.50%, 0.75% Floor), 5.30%, 02/01/24(c)	1,990,000	2,005,920
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 4.80%, 02/01/24(c)	5,094,820	5,120,625
Univision Communications, Inc.
First Lien Term Loan, (1M LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24(c)	1,628,492	1,611,654
Urban One, Inc.
First Lien Term Loan, (1M LIBOR + 4.00%, 1.00% Floor), 5.80%, 04/18/23(c)	1,331,632	1,290,711

18  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

MEDIA: BROADCASTING & SUBSCRIPTION (continued)

William Morris Endeavor Entertainment, LLC
First Lien Term Loan B, (1M / 3M LIBOR + 2.75%, 0.00% Floor), 4.61%, 05/16/25(c)	6,727,660	6,708,048

		21,764,292

MEDIA: DIVERSIFIED & PRODUCTION - 0.6%

Learfield Communications, LLC
First Lien Initial Term Loan, (1M LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23(b)(c)	1,504,893	1,338,603

RETAIL - 7.6%

Charming Charlie, LLC
First Lien Delayed Draw Term Loan, 20.00%, 05/15/20(d)(h)(i)(m)	64,240	27,495
First Lien Term Loan A, (LIBOR + 5.00%, 1.00% Floor), 6.00%, 04/24/23(c)(d)(h)(m)	261,799	—
First Lien Term Loan B, (LIBOR + 1.00%, 1.00% Floor), 2.00%, 04/24/23(c)(d)(h)(m)	320,539	—
Vendor Payment Term Loan, 20.00%, 05/15/20(d)(h)(i)(m)	11,557	4,946
EG America, LLC
First Lien Term Loan, (3M LIBOR + 4.00%, 0.00% Floor), 5.96%, 02/07/25(c)	1,944,215	1,940,376
General Nutrition Centers, Inc.
First Lien FILO Term Loan, (1M LIBOR + 7.00%, 0.00% Floor), 8.80%, 12/31/22(c)	3,072,350	3,074,701
Neiman Marcus Group, Inc.
First Lien Extended Term Loan, (1M LIBOR + 6.00%, 1.50% Floor), 7.71%, 10/25/23(b)(c)	2,631,218	2,178,977
First Lien Term Loan, (1.00% PIK), (LIBOR + 6.50%, 1.50% Floor), 8.00%, 10/25/23(b)(c)(f)	44,894	35,915
Petco Animal Supplies, Inc.
First Lien Second Amendment Term Loan B1, (3M LIBOR + 3.25%, 1.00% Floor), 5.18%, 01/26/23(c)	5,257,538	4,491,909
PetSmart, Inc.
First Lien Term Loan B-2, (1M LIBOR + 4.00%, 1.00% Floor), 5.74%, 03/11/22(c)	6,870,104	6,810,334

		18,564,653

SERVICES: BUSINESS - 9.9%

AQ Carver Buyer, Inc.
First Lien Term Loan, (3M LIBOR + 5.00%, 1.00% Floor), 6.94%, 09/23/25(c)(d)	1,090,791	1,074,429

	Principal Amount ($)	Value ($)

SERVICES: BUSINESS (continued)

Carestream Health, Inc.
First Lien Term Loan, (1M LIBOR + 5.50%, 1.00% Floor), 7.30%, 02/28/21(b)(c)	305,284	301,532
Second Lien Extended Term Loan, (1M LIBOR + 9.50%, 1.00% Floor), 11.30%, 06/07/21(c)	1,010,000	956,975
DG Investment Intermediate Holdings 2, Inc.
First Lien Incremental Term Loan, (1M LIBOR + 3.75%, 0.75% Floor), 5.55%, 02/03/25(c)	1,248,771	1,247,210
First Lien Term Loan, (1M LIBOR + 3.00%, 0.75% Floor), 4.80%, 02/03/25(c)	2,481,379	2,475,176
DTI Holdco, Inc.
First Lien Term Loan B, (LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/29/23(b)(c)	920,896	865,067
Envision Healthcare Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.00% Floor), 5.55%, 10/10/25(c)	4,771,542	4,093,577
Evergreen Skills Lux S.A.R.L.
First Lien Term Loan, (6M LIBOR + 4.75%, 1.00% Floor), 6.95%, 04/28/21(c)	2,986,937	2,318,610
Second Lien Term Loan, (6M LIBOR + 8.25%, 1.00% Floor), 10.45%, 04/28/22(c)	1,000,000	280,715
Garda World Security Corp. (Canada)
First Lien Term Loan B, (3M LIBOR + 4.75%, 0.00% Floor), 6.66%, 10/30/26(c)(e)	2,770,646	2,793,172
Refinitiv US Holdings, Inc.
First Lien Term Loan, (1M LIBOR + 3.25%, 0.00% Floor), 5.05%, 10/01/25(c)	3,180,820	3,211,833
SGS Cayman, L.P.
First Lien Term Loan B, (3M LIBOR + 5.38%, 1.00% Floor), 7.32%, 04/23/21(c)	386,011	382,392
STG-Fairway Acquisitions, Inc.
First Lien Term Loan, (1M LIBOR + 5.25%, 1.00% Floor), 7.05%, 06/30/22(c)	2,577,911	2,583,286
Sutherland Global Services, Inc.
First Lien Term Loan, (3M LIBOR + 5.38%, 1.00% Floor), 7.32%, 04/23/21(c)	1,658,284	1,642,738

		24,226,712

See accompanying Notes to Financial Statements.  |  19

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Senior Loans(a) (continued)

SERVICES: CONSUMER - 1.5%

USS Ultimate Holdings, Inc.
First Lien Term Loan, (3M / 6M LIBOR + 3.75%, 1.00% Floor), 5.67%, 08/25/24(c)	1,243,639	1,249,987
Second Lien Term Loan, (6M LIBOR + 7.75%, 1.00% Floor), 9.67%, 08/25/25(c)	2,500,000	2,433,325

		3,683,312

TELECOMMUNICATIONS - 12.8%

CenturyLink, Inc.
First Lien Term Loan A, (1M LIBOR + 2.75%, 0.00% Floor), 4.55%, 11/01/22(c)	732,576	735,784
First Lien Term Loan B, (1M LIBOR + 2.75%, 0.00% Floor), 4.55%, 01/31/25(c)	4,994,933	5,023,029
Flight Bidco, Inc.
First Lien Term Loan, (1M LIBOR + 3.50%, 0.00% Floor), 5.30%, 07/23/25(c)	3,630,400	3,639,476
Frontier Communications Corp.
First Lien Term Loan B, (1M LIBOR + 3.75%, 0.75% Floor), 5.55%, 06/15/24(b)(c)	2,976,213	2,997,091
Intelsat Jackson Holdings S.A. (Luxembourg)
First Lien Fixed Term Loan B5, 6.63%, 01/02/24(e)(i)	4,820,586	4,895,497
First Lien Term Loan B3, (6M LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23(b)(c)(e)	1,188,001	1,192,135
First Lien Term Loan B4, (6M LIBOR + 4.50%, 1.00% Floor), 6.43%, 01/02/24(b)(c)(e)	5,735,607	5,799,100
U.S. TelePacific Corp.
First Lien Term Loan B, (3M LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/02/23(c)	4,784,808	4,605,378
Zacapa, LLC
First Lien Term Loan B, (3M LIBOR + 5.00%, 0.75% Floor), 6.94%, 07/02/25(c)	2,194,784	2,213,988

		31,101,478

Total Senior Loans (Cost $265,680,846)		258,853,689

Corporate Notes and Bonds - 32.7%

AEROSPACE & DEFENSE - 3.0%

Moog, Inc.
4.25%, 12/15/27(i)(j)	1,000,000	1,020,100
SSL Robotics, LLC
9.75%, 12/31/23(i)(j)	887,000	966,830

	Principal Amount ($)	Value ($)

AEROSPACE & DEFENSE (continued)

Transdigm, Inc.
6.25%, 03/15/26(i)(j)	5,000,000	5,422,420

		7,409,350

AUTOMOTIVE - 1.4%

Tesla, Inc.
5.30%, 08/15/25(i)(j)	3,548,000	3,450,395

BANKING, FINANCE, INSURANCE & REAL ESTATE - 3.2%

Alliant Holdings Intermediate, LLC
6.75%, 10/15/27(i)(j)	951,000	1,020,233
Greystar Real Estate Partners, LLC
5.75%, 12/01/25(i)(j)	1,500,000	1,559,985
GTCR AP Finance, Inc.
8.00%, 05/15/27(i)(j)	2,000,000	2,085,694
NFP Corp.
6.88%, 07/15/25(i)(j)	2,000,000	2,009,980
VICI Properties, Inc.
4.63%, 12/01/29(i)(j)	1,000,000	1,046,850

		7,722,742

BEVERAGE, FOOD & TOBACCO - 4.0%

JBS, S.A.
5.88%, 07/15/24(i)(j)	1,380,000	1,421,745
6.75%, 02/15/28(i)(j)	1,000,000	1,106,860
6.50%, 04/15/29(i)(j)	2,847,000	3,169,081
5.50%, 01/15/30(i)(j)	2,000,000	2,151,900
Restaurant Brands International, Inc. (Canada)
3.88%, 01/15/28(e)(i)(j)	2,000,000	2,008,700

		9,858,286

CHEMICALS, PLASTICS, & RUBBER - 0.6%

TPC Group, Inc.
10.50%, 08/01/24(i)(j)	1,500,000	1,514,377

CONSUMER GOODS: NON-DURABLE - 0.6%

Prestige Brands, Inc.
5.13%, 01/15/28(i)(j)	1,429,000	1,500,450

CONTAINERS, PACKAGING & GLASS - 1.7%

Greif, Inc.
6.50%, 03/01/27(i)(j)	2,000,000	2,163,700
Sealed Air Corp.
4.00%, 12/01/27(i)(j)	2,000,000	2,030,000

		4,193,700

ENERGY: OIL & GAS - 1.8%

Moss Creek Resources Holdings, Inc. (China)
7.50%, 01/15/26(e)(i)(j)	4,762,000	3,632,677
10.50%, 05/15/27(e)(i)(j)	1,000,000	837,847

		4,470,524

20  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Principal Amount ($)	Value ($)
Corporate Notes and Bonds (continued)

ENVIRONMENTAL INDUSTRIES - 1.8%

GFL Environmental, Inc. (Canada)
5.13%, 12/15/26(e)(i)(j)	1,731,000	1,824,266
7.00%, 06/01/26(e)(i)(j)	2,500,000	2,648,117

		4,472,383

HEALTHCARE & PHARMACEUTICALS - 1.1%

Bausch Health Companies, Inc.
6.50%, 03/15/22(i)(j)	500,000	511,875
7.00%, 01/15/28(i)(j)	2,000,000	2,203,700

		2,715,575

HIGH TECH INDUSTRIES - 1.2%

Riverbed Technology, Inc.
8.88%, 03/01/23(i)(j)	1,395,000	809,100
SS&C Technologies, Inc.
5.50%, 09/30/27(i)(j)	2,000,000	2,138,750

		2,947,850

HOTEL, GAMING & LEISURE - 2.8%

Cedar Fair, L.P.
5.25%, 07/15/29(i)(j)	2,333,000	2,518,124
Churchill Downs, Inc.
5.50%, 04/01/27(i)(j)	2,000,000	2,123,700
Scientific Games Corp.
7.25%, 11/15/29(i)(j)	2,000,000	2,178,700

		6,820,524

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.9%

Outfront Media Capital, LLC
5.00%, 08/15/27(i)(j)	2,000,000	2,098,700

MEDIA: BROADCASTING & SUBSCRIPTION - 3.6%

Gray Escrow, Inc.
7.00%, 05/15/27(i)(j)	2,000,000	2,226,200
Nexstar Escrow Corp.
5.63%, 07/15/27(i)(j)	2,000,000	2,111,300
Univision Communications, Inc.
5.13%, 02/15/25(i)(j)	4,519,000	4,479,459

		8,816,959

METALS & MINING - 0.0%

ERP Iron Ore, LLC
LIBOR + 8.00%, 12/31/19(d)(k)(m)	86,775	—
Magnetation, LLC / Mag Finance Corp.
11.00%, 05/15/18(d)(i)(j)(l)(m)	2,937,000	—

		—

RETAIL - 2.3%

EG Global Finance PLC (United Kingdom)
8.50%, 10/30/25(e)(i)(j)	1,000,000	1,063,335
6.75%, 02/07/25(e)(i)(j)	2,421,000	2,462,363

	Principal Amount ($)	Value ($)

RETAIL (continued)

PetSmart, Inc.
5.88%, 06/01/25(i)(j)	1,000,000	1,021,250
Yum! Brands, Inc.
4.75%, 01/15/30(i)(j)	1,000,000	1,049,350

		5,596,298

SERVICES: BUSINESS - 0.9%

Darling Ingredients, Inc.
5.25%, 04/15/27(i)(j)	2,000,000	2,132,144

SERVICES: CONSUMER - 0.5%

NVA Holdings, Inc.
6.88%, 04/01/26(i)(j)	1,000,000	1,083,750

TELECOMMUNICATIONS - 1.3%

Orbcomm, Inc.
8.00%, 04/01/24(i)(j)	3,194,000	3,082,210

Total Corporate Notes and Bonds (Cost $78,124,058)		79,886,217

Structured Products - 11.2%(p)

Anchorage Capital CLO, Ltd. (Cayman Islands)
2015-6A, Class ER, 8.35%, 07/15/30(e)(j)(q)	4,400,000	4,282,925
Babson CLO, Ltd. (Cayman Islands)
2014-IA, Class E, 7.62%, 07/20/25(e)(j)(q)	1,110,000	986,011
Fortress Credit Opportunities CLO, Ltd. (Cayman Islands)
2018-11A, Class E, 9.15%, 04/15/31(e)(j)(q)	4,000,000	3,615,140
JFIN CLO, Ltd. (Cayman Islands)
2015-1A, Class E, 6.89%, 03/15/26(e)(j)(q)	4,500,000	3,613,950
OZLM, Ltd. (Cayman Islands)
2014-8A, Class DRR, 8.08%, 10/17/29(e)(j)(q)	2,500,000	2,377,567
Pikes Peak CLO, Ltd. (Cayman Islands)
2018-1A, Class E, 7.99%, 07/24/31(e)(j)(q)	1,000,000	929,200
Shackleton CLO, Ltd. (Cayman Islands)
2015-8A, Class F, 8.82%, 10/20/27(e)(j)(q)	3,300,000	2,972,653
TIAA Churchill Middle Market CLO, Ltd. (Cayman Islands)
2016-1A, Class ER, 9.94%, 10/20/30(e)(j)(q)	5,000,000	4,677,175
2017-1A, Class E, 9.24%, 01/24/30(e)(j)(q)	4,000,000	3,778,012

Total Structured Products (Cost $28,659,602)		27,232,633

See accompanying Notes to Financial Statements.  |  21

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

	Share Quantity	Value ($)
Common Stocks - 0.7%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.6%

Medical Card System, Inc.(d)(m)	914,981	1,409,071

ENERGY: OIL & GAS - 0.1%

Ascent Resources Marcellus Holdings, Inc.(m)	165,654	296,106
HGIM Corp.(d)(m)	1,463	14,996
Southcross Holdings Borrower, L.P. Class A-II(d)	129	10,062
Southcross Holdings Borrower, GP LLC(d)(m)	129	—

		321,164

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.0%

Acosta, Inc.(d)(m)	3,133	27,644
F & W Media, Inc.(d)(g)(m)	9,511	—

		27,644

RETAIL - 0.0%

Charming Charlie, LLC(d)(h)(m)	2,679,190	—

Total Common Stocks (Cost $756,726)		1,757,879

	Share Quantity	Value ($)
Preferred Stocks - 0.5%

BANKING, FINANCE, INSURANCE & REAL ESTATE - 0.4%

Watford Holdings, Ltd. (Bermuda)
(3M LIBOR + 6.68%, 1.00% Floor), 8.78%(e)	946,575	984,438

MEDIA: ADVERTISING, PRINTING & PUBLISHING - 0.1%

Acosta, Inc.
(14.50% PIK), 14.50%(d)(f)(i)	2,526	170,417

Total Preferred Stocks (Cost $1,098,068)		1,154,855

Warrants - 0.0%

ENERGY: OIL & GAS - 0.0%

Ascent Resources Marcellus Holdings, Inc.(d)(m)	42,889	1,287

Total Warrants (Cost $4,289)		1,287

Total Investments - 151.3%		368,886,560
(Cost of $374,323,589)
Other Assets & Liabilities, Net - 0.6%		1,310,379
Loan Outstanding - (51.9)%(n)(o)		(126,446,049)

Net Assets (Applicable to Common Shares) - 100.0%		243,750,890

22  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Schedule of Investments (continued)

December 31, 2019

(a)

“Senior Loans” are senior, secured loans made to companies whose debt is below investment grade as well as investments with similar economic characteristics. Senior Loans typically hold a first lien priority and, unless otherwise indicated, are required to pay interest at floating rates that are periodically reset by reference to a base lending rate plus a spread. In some instances, the rates shown represent the weighted average rate as of December 31, 2019. Senior Loans are generally not registered under the Securities Act of 1933 (the “1933 Act”) and often incorporate certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity.

(b)	All or a portion of this Senior Loan position has not settled. Full contract rates do not take effect until settlement date and therefore are subject to change.
(c)

The interest rate on this Senior Loan is subject to a base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major U.S. banks (“Prime”). The interest rate is subject to a minimum floor, which may be less than or greater than the prevailing period end LIBOR/Prime rate. As of December 31, 2019, the 1, 2, 3 and 6 month LIBOR rates were 1.76%, 1.83%, 1.91% and 1.91%, respectively, and the Prime lending rate was 4.75%. Senior Loans may contain multiple contracts of the same issuer which may be subject to base lending rates of both LIBOR and Prime (“Variable”) in addition to the stated spread.

(d)	Fair Value Level 3 security.
(e)	Foreign risk exposure traded in U.S. dollars.
(f)	Represents a payment-in-kind (“PIK”) security, which may pay interest in additional principal amount/share quantity.
(g)	The issuer has filed for Chapter 11 bankruptcy protection as of March 10, 2019.
(h)	The issuer has filed for Chapter 11 bankruptcy protection as of July 11, 2019.
(i)	Fixed rate asset.
(j)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2019, these securities amounted to $107,118,850, or 43.95% of net assets.

(k)	The issuer is in default of its payment obligations as of July 5, 2018.
(l)	The issuer is in default of its payment obligations as of May 5, 2015.
(m)	Non-income producing asset.
(n)	The Fund has granted a security interest in substantially all of its assets in the event of default under the credit facility.
(o)	Principal of $126,500,000 less unamortized deferred financing costs of $53,951.
(p)

Structured Products include collateralized loan obligations (“CLOs”). A CLO typically takes the form of a financing company (generally called a special purpose vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are often Senior Loans or corporate notes and bonds, the assets may also include (j) subordinated loans; (ii) debt tranches of other CLOs; and (iii) equity securities incidental to investments in Senior Loans. The Fund may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. A key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded for the purpose of securitizing payment claims arising out of this asset pool. On this basis, marketable securities are issued by the SPV and the redemption of these securities typically takes place at maturity out of the cash flow generated by the collected claims.

(q)	Floating rate asset. The interest rate shown reflects the rate in effect at December 31, 2019.

See accompanying Notes to Financial Statements.  |  23

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Assets and Liabilities

December 31, 2019

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Assets:

Investment securities at fair value (cost $409,917,153 and $374,323,589, respectively)	$401,629,963	$368,886,560
Cash and cash equivalents	14,020,233	4,898,532
Interest receivable	1,840,604	2,944,582
Receivable for investment securities sold	22,093,409	21,164,773
Unrealized appreciation on unfunded loan commitments (Note 9)	5,939	—
Prepaid expenses	98,758	98,758

Total assets	439,688,906	397,993,205

Liabilities:

Borrowings under credit facility (principal $141,000,000 and $126,500,000, respectively, less unamortized deferred financing costs of $198,017 and $53,951, respectively) (Note 8)	140,801,983	126,446,049
Payable for investment securities purchased	34,403,154	27,210,454
Interest payable	134,363	80,692
Distributions payable to common shareholders	60,149	43,406
Investment advisory fee payable	342,186	311,937
Other payables and accrued expenses	140,143	149,777

Total liabilities	175,881,978	154,242,315

Commitments and Contingencies (Note 9)

Net Assets (Applicable to Common Shareholders)	$263,806,928	$243,750,890

Net Assets Consist of:

Paid-in capital ($0.001 par value, 999,998,466 and 1,000,000,000 common shares authorized, respectively, and 15,573,061 and 14,464,026 issued and outstanding, respectively) (Note 6)	$296,608,448	$275,624,904
Total accumulated loss	(32,801,520)	(31,874,014)

Net Assets (Applicable to Common Shareholders)	$263,806,928	$243,750,890

Number of Common Shares Outstanding	15,573,061	14,464,026
Net Asset Value, per Common Share	$16.94	$16.85

24  |  See accompanying Notes to Financial Statements.

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Statements of Operations

For the Year Ended December 31, 2019

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.
Investment Income:

Interest	$29,135,444	$27,506,176
Dividends	275,739	275,739

Total investment income	29,411,183	27,781,915

Expenses:

Investment advisory fee (Note 3)	4,030,100	3,670,685
Interest and commitment fee expense (Note 8)	4,526,457	4,093,234
Professional fees	249,640	250,640
Administrative services of the Adviser (Note 3)	806,805	801,110
Fund administration and accounting services (Note 3)	173,940	164,062
Insurance expense	287,775	287,775
Amortization of deferred financing costs (Note 8)	188,531	177,474
Board of Directors fees (Note 3)	134,841	134,841
Other operating expenses	102,777	104,458

Total expenses	10,500,866	9,684,279
Expense reimbursement waived by the Adviser (Note 3)	—	—

Net expenses	10,500,866	9,684,279

Net Investment Income	18,910,317	18,097,636

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss on investments	(3,212,968)	(2,074,997)
Net change in unrealized appreciation on investments and unfunded loan commitments (Note 9)	12,370,286	13,231,677

Net realized and unrealized gain on investments	9,157,318	11,156,680

Net Increase in Net Assets, Applicable to Common Shareholders, Resulting From Operations	$28,067,635	$29,254,316

See accompanying Notes to Financial Statements.  |  25

Apollo Senior Floating Rate Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$18,910,317	$19,528,159
Net realized loss on investments	(3,212,968)	(10,329,855)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	12,370,286	(13,265,878)

Net increase/(decrease) in net assets from operations	28,067,635	(4,067,574)

Distributions to Common Shareholders

Total distributable earnings	(18,687,673)	(19,575,338)

Total distributions to common shareholders	(18,687,673)	(19,575,338)

Total increase/(decrease) in net assets	$9,379,962	$(23,642,912)

Net Assets Applicable to Common Shares

Beginning of year	254,426,966	278,069,878

End of year	$263,806,928	$254,426,966

26  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Increase/(Decrease) in Net Assets from:

Operations

Net investment income	$18,097,636	$19,180,753
Net realized loss on investments	(2,074,997)	(4,191,263)
Net change in unrealized appreciation/(depreciation) on investments and unfunded loan commitments	13,231,677	(15,729,673)

Net increase/(decrease) in net assets from operations	29,254,316	(740,183)

Distributions to Common Shareholders

Total distributable earnings	(17,935,392)	(19,092,514)

Total distributions to common shareholders	(17,935,392)	(19,092,514)

Total increase/(decrease) in net assets	$11,318,924	$(19,832,697)

Net Assets Applicable to Common Shares

Beginning of year	232,431,966	252,264,663

End of year	$243,750,890	$232,431,966

See accompanying Notes to Financial Statements.  |  27

Apollo Senior Floating Rate Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2019

Cash Flows from Operating Activities:

Net increase in net assets from operations	$28,067,635

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided By
Operating Activities:
Net realized loss on investments	3,212,968
Net change in unrealized appreciation on investments and unfunded loan commitments	(12,370,286)
Net amortization/(accretion) of premium/(discount)	(2,294,290)
Purchase of investment securities	(433,315,511)
Proceeds from disposition of investment securities and principal paydowns	426,568,191
Payment-in-kind interest	(295,826)
Amortization of deferred financing costs	188,531
Changes in Operating Assets and Liabilities:
Decrease in interest receivable	190,173
Increase in prepaid expenses	(19,973)
Decrease in interest payable	(161,824)
Increase in investment advisory fee payable	251
Decrease in other payables and accrued expenses	(31,428)

Net cash flows provided by operating activities	9,738,611

Cash Flows from Financing Activities:
Deferred financing cost	(307,969)
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(18,720,671)

Net cash flows used in financing activities	(19,028,640)

Net Decrease in Cash and Cash Equivalents	(9,290,029)

Cash and cash equivalents, beginning of year	23,310,262

Cash and cash equivalents, end of year	$14,020,233

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and commitment fee	$4,688,281

28  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2019

Cash Flows from Operating Activities:

Net increase in net assets from operations	$29,254,316

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Flows Provided By
Operating Activities:
Net realized loss on investments	2,074,997
Net change in unrealized appreciation on investments and unfunded loan commitments	(13,231,677)
Net amortization/(accretion) of premium/(discount)	(2,063,178)
Purchase of investment securities	(434,854,158)
Proceeds from disposition of investment securities and principal paydowns	429,507,636
Payment-in-kind interest	(174,078)
Amortization of deferred financing costs	177,474
Changes in Operating Assets and Liabilities:
Increase in interest receivable	(553,630)
Increase in prepaid expenses	(19,845)
Decrease in interest payable	(96,178)
Increase in investment advisory fee payable	1,532
Decrease in other payables and accrued expenses	(30,995)

Net cash flows provided by operating activities	9,992,216

Cash Flows from Financing Activities:
Distributions paid to common shareholders (net of change in distributions payable to common shareholders)	(17,950,079)

Net cash flows used in financing activities	(17,950,079)

Net Decrease in Cash and Cash Equivalents	(7,957,863)

Cash and cash equivalents, beginning of year	12,856,395

Cash and cash equivalents, end of year	$4,898,532

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest and commitment fee	$4,189,412

See accompanying Notes to Financial Statements.  |  29

Apollo Senior Floating Rate Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$16.34	$17.86	$18.07	$16.92	$18.30

Income from Investment Operations:
Net investment income(a)	1.21	1.25	1.13	1.24	1.22
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.59	(1.51)	(0.18)	1.15	(1.37)

Total from investment operations	1.80	(0.26)	0.95	2.39	(0.15)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.20)	(1.26)	(1.16)	(1.24)	(1.23)

Total distributions paid to Common Shareholders	(1.20)	(1.26)	(1.16)	(1.24)	(1.23)

Net Asset Value, End of Year	$16.94	$16.34	$17.86	$18.07	$16.92
Market Value, End of Year	$15.14	$14.39	$16.22	$17.40	$15.15
Total return based on net asset value(b)	12.35%	(0.98)%	5.80%	15.33%	(0.52)%
Total return based on market value(b)	14.02%	(3.98)%	(0.22)%	24.03%	(1.98)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	4.01%	3.84%	3.33%	3.21%	3.01%
Ratio of net expenses to average net assets	4.01%	3.84%	3.33%	3.21%	3.01%
Ratio of net investment income to average net assets	7.23%	7.10%	6.24%	7.11%	6.71%
Supplemental Data:
Portfolio turnover rate	101.2%	122.4%	102.2%	109.5%	66.1%
Net assets at end of year (000’s)	$263,807	$254,427	$278,070	$281,328	$263,438
Senior Securities:
Principal loan outstanding (in 000’s)	$141,000	$141,000	$141,000	$141,000	$149,269
Asset coverage per $1,000 of loan outstanding(c)	$2,871	$2,804	$2,972	$2,995	$2,765

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

30  |  See accompanying Notes to Financial Statements.

Apollo Tactical Income Fund Inc.

Financial Highlights

For a Common Share Outstanding

Per Common Share Operating Performance:	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net Asset Value, Beginning of Year	$16.07	$17.44	$17.18	$15.97	$18.21

Income from Investment Operations:
Net investment income(a)	1.25	1.33	1.27	1.50	1.48
Net realized and unrealized gain/(loss) on investments and unfunded loan commitments	0.77	(1.38)	0.28	1.23	(2.16)

Total from investment operations	2.02	(0.05)	1.55	2.73	(0.68)

Less Distributions Paid to Common Shareholders from:
Net investment income	(1.24)	(1.32)	(1.29)	(1.52)	(1.55)
Net realized gain on investments	—	—	—	—	(0.01)

Total distributions paid to Common Shareholders	(1.24)	(1.32)	(1.29)	(1.52)	(1.56)

Net Asset Value, End of Year	$16.85	$16.07	$17.44	$17.18	$15.97
Market Value, End of Year	$15.10	$13.77	$15.75	$15.43	$13.89
Total return based on net asset value(b)	13.97%	0.47%	9.87%	19.34%	(2.91)%
Total return based on market value(b)	19.20%	(4.67)%	10.47%	23.24%	(3.65)%
Ratios to Average Net Assets Applicable to Common Shareholders:
Ratio of total expenses to average net assets	4.03%	3.85%	3.53%	3.36%	2.97%
Ratio of net expenses to average net assets	4.03%	3.85%	3.53%	3.36%	2.97%
Ratio of net investment income to average net assets	7.53%	7.65%	7.27%	9.20%	8.22%
Supplemental Data:
Portfolio turnover rate	112.3%	130.9%	111.8%	111.6%	67.6%
Net assets at end of year (000’s)	$243,751	$232,432	$252,265	$248,424	$230,995
Senior Securities:
Principal loan outstanding (in 000’s)	$126,500	$126,500	$138,000	$138,000	$138,000
Asset coverage per $1,000 of loan outstanding(c)	$2,927	$2,837	$2,828	$2,800	$2,674

(a)	Based on the weighted average outstanding shares.
(b)	Total return based on net asset value and total return based on market value assuming all distributions reinvested at reinvestment rate.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Financial Statements.  |  31

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements

December 31, 2019

Note 1. Organization and Operation

Apollo Senior Floating Rate Fund Inc. (“AFT”) and Apollo Tactical Income Fund Inc. (“AIF”) (individually, a “Fund” or, together, the “Funds”) are corporations organized under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as diversified, closed-end management investment companies. AFT and AIF commenced operations on February 23, 2011 and February 25, 2013, respectively. Prior to that, the Funds had no operations other than matters relating to their organization and the sale and issuance of 5,236 shares of common stock in each Fund to Apollo Credit Management, LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as the Funds’ investment adviser and is an affiliate of Apollo Global Management, Inc. (“AGM”). The Funds’ common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbols “AFT” and “AIF”, respectively.

Investment Objective

AFT’s investment objective is to seek current income and preservation of capital. AFT seeks to achieve its investment objective by investing primarily in senior, secured loans made to companies whose debt is rated below investment grade (“Senior Loans”) and investments with similar characteristics. Senior Loans typically hold a first lien priority and pay interest at rates that are determined periodically on the basis of a floating base lending rate plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate used by commercial lenders. Senior Loans are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrower(s)”) that operate in various industries and geographical regions. AFT seeks to generate current income and preservation of capital through a disciplined approach to credit selection and under normal market conditions will invest at least 80% of its managed assets in floating rate Senior Loans and investments with similar economic characteristics. This policy and AFT’s investment objective are not fundamental and may be changed by the board of directors of AFT with at least 60 days’ prior written notice provided to shareholders. Part of AFT’s investment objective is to seek preservation of capital. AFT’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AFT will achieve its investment objective.

AIF’s primary investment objective is to seek current income with a secondary objective of preservation of capital. AIF seeks to achieve its investment objectives primarily by allocating its assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets. This ability to dynamically allocate AIF’s assets may result in AIF’s portfolio becoming concentrated in a particular type of credit instrument (such as Senior Loans or high yield corporate bonds) and substantially less invested in other types of credit instruments. Under normal market conditions, at least 80% of AIF’s managed assets will be invested in credit instruments and investments with similar economic characteristics. For purposes of this policy, “credit instruments” will include Senior Loans, subordinated loans, high yield corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, structured products (including, without limitation, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and asset-backed securities), bank loans, corporate loans, convertible and preferred securities, government and municipal obligations, mortgage-backed securities, repurchase agreements, and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. This policy and AIF’s investment objectives are not fundamental and may be changed by the board of directors of AIF (together with the board of directors of AFT, the “Board of Directors” or “Board”) with at least 60 days’ prior written notice provided to shareholders. AIF will seek to preserve capital to the extent consistent with its primary investment objective. AIF’s ability to achieve capital preservation may be limited by its investment in credit instruments that have speculative characteristics. There can be no assurance that AIF will achieve its investment objectives.

Note 2. Significant Accounting Policies

The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require

32  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Fund Valuation

Each Fund’s net asset value (“NAV”) per share will be determined daily generally as of 4:00 pm on each day that the NYSE is open for trading, or at other times as determined by the Board. The NAV of each Fund’s common shares is the total assets of the Fund (including all securities, cash and other assets) minus the sum of the Fund’s total liabilities (including accrued expenses, dividends payable, borrowings and the liquidation value of any preferred stock) divided by the total number of common shares of the Fund outstanding.

Security Valuation

The Funds value their investments primarily using the mean of the bid and ask prices provided by a nationally recognized security pricing service or broker. Senior Loans, corporate notes and bonds, common stock, structured products and preferred stock are priced based on valuations provided by an approved independent pricing service or broker, if available. If market or broker quotations are not available, or a price is not available from an independent pricing service or broker, or if the price provided by the independent pricing service or broker is believed to be unreliable, the security will be fair valued pursuant to procedures adopted by the Board. In general, the fair value of a security is the amount that the Funds might reasonably expect to receive upon the sale of an asset or pay to transfer a liability in an orderly transaction between willing market participants at the reporting date. Fair value procedures generally take into account any factors deemed relevant, which may include, among others, (i) the nature and pricing history of the security, (ii) the liquidity or illiquidity of the market for the particular security, (iii) recent purchases or sales transactions for the particular security or similar securities and (iv) press releases and other information published about the issuer. In these cases, a Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAV. Determination of fair value is uncertain because it involves subjective judgments and estimates. There can be no assurance that a Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security.

Fair Value Measurements

Each Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Funds’ investments are characterized into a fair value hierarchy. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted unadjusted prices for identical assets and liabilities in active markets to which the Funds have access at the date of measurement;

Level 2 — Quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, but are valued based on executed trades, broker quotations that constitute an executable price, and alternative pricing sources supported by observable inputs which, in each case, are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Funds have obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

At the end of each reporting period, management evaluates the Level 2 and Level 3 assets, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from independent pricing services, and the existence of contemporaneous, observable trades in the market.

Annual Report  |  33

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

The valuation techniques used by the Funds to measure fair value at December 31, 2019 maximized the use of observable inputs and minimized the use of unobservable inputs. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Summaries of the Funds’ investments categorized in the fair value hierarchy as of December 31, 2019 are as follows:

Apollo Senior Floating Rate Fund Inc.

	Total Fair Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$14,020,233	$14,020,233	$—	$—
Senior Loans	373,802,629	—	366,833,553	6,969,076
Corporate Notes and Bonds	24,424,631	—	24,424,631	—
Common Stocks	2,245,326	—	580,471	1,664,855
Preferred Stocks	1,154,855	—	984,438	170,417
Warrants	2,522	—	—	2,522
Unrealized appreciation on Unfunded Loan Commitments	5,939	—	5,939	—

Total Assets	$415,656,135	$14,020,233	$392,829,032	$8,806,870

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2019:

Apollo Senior Floating Rate Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants

Total Fair Value, beginning of year	$12,903,157	$8,720,408	$3,066	$532,168	$3,644,993	$2,522
Purchases, including capitalized PIK	6,725,300	6,527,232	—	27,644	170,424	—
Sales/Paydowns	(11,761,882)	(8,700,868)	(7,589)	—	(3,053,425)	—
Accretion/(amortization) of discounts/(premiums)	376,854	376,854	—	—	—	—
Net realized gain/(loss)	(409,931)	(475,349)	4,349	—	61,069	—
Change in net unrealized appreciation/ (depreciation)	1,597,545	160,534	174	1,105,043	331,794	—
Transfers into Level 3	760,869	760,869	—	—	—	—
Transfers out of Level 3	(1,385,042)	(400,604)	—	—	(984,438)	—

Total Fair Value, end of year	$8,806,870	$6,969,076	$—	$1,664,855	$170,417	$2,522

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2019 was $327,763.

34  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2019:

Apollo Senior Floating Rate Fund Inc.

Assets	Fair Value at December 31, 2019	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$6,861,425	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	107,651	Recoverability(b)	Estimated Proceeds(b)	$3.38m - $3.54m	$3.46m

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Common Stocks	27,644	Transaction Approach(c)	TEV | EBITDA Multiple(c)	5.4x	5.4x

	—	Recoverability(b)	Estimated Proceeds(b)	$3.38m - $3.54m	$3.46m

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	1,526,494	Transaction Approach(c) Guideline Public Company(d)	TEV | EBITDA Multiple(c)(d)	2.2x - 2.9x	2.3x

	110,717	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Preferred Stock	170,417	Transaction Approach(c)	TEV | EBITDA Multiple(c)	5.4x	5.4x

Warrants	2,522	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$8,806,870

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a transaction approach to fair value this security. The significant unobservable inputs used in the valuation model were total enterprise value (“TEV”) and earnings before interest, taxes, depreciation and amortization (“EBITDA”). Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were TEV and EBITDA based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Annual Report  |  35

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Apollo Tactical Income Fund Inc.

	Total Fair Value at December 31, 2019	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Assets:
Cash and Cash Equivalents	$4,898,532	$4,898,532	$—	$—
Senior Loans	258,853,689	—	253,364,453	5,489,236
Corporate Notes and Bonds	79,886,217	—	79,886,217	—
Structured Products	27,232,633	—	27,232,633	—
Common Stocks	1,757,879	—	296,106	1,461,773
Preferred Stocks	1,154,855	—	984,438	170,417
Warrants	1,287	—	—	1,287

Total Assets	$373,785,092	$4,898,532	$361,763,847	$7,122,713

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of December 31, 2019:

Apollo Tactical Income Fund Inc.

	Total	Senior Loans	Corporate Notes and Bonds	Common Stocks	Preferred Stocks	Warrants

Total Fair Value, beginning of year	$12,247,797	$8,406,696	$14,095	$180,726	$3,644,993	$1,287
Purchases, including capitalized PIK	5,055,716	4,857,648	—	27,644	170,424	—
Sales/Paydowns	(11,513,581)	(8,425,269)	(34,887)		(3,053,425)	—
Accretion/(amortization) of discounts/(premiums)	265,009	265,009	—	—	—	—
Net realized gain/(loss)	(467,685)	(548,746)	19,992	—	61,069	—
Change in net unrealized appreciation/ (depreciation)	2,203,023	617,026	800	1,253,403	331,794	—
Transfers into Level 3	760,869	760,869	—	—	—	—
Transfers out of Level 3	(1,428,435)	(443,997)	—	—	(984,438)	—

Total Fair Value, end of year	$7,122,713	$5,489,236	$—	$1,461,773	$170,417	$1,287

Assets were transferred from Level 2 to Level 3 or from Level 3 to Level 2 as a result of changes in levels of liquid market observability when subject to various criteria as discussed above. The net change in unrealized appreciation/(depreciation) attributable to Level 3 investments still held at December 31, 2019 was $811,243.

36  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

The following table provides quantitative measures used to determine the fair values of the Level 3 investments as of December 31, 2019:

Apollo Tactical Income Fund Inc.

Assets	Fair Value at December 31, 2019	Valuation Technique(s)(a)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)

Senior Loans	$5,456,795	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

	32,441	Recoverability(b)	Estimated Proceeds(b)	$3.38m - $3.54m	$3.46m

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Corporate Notes and Bonds	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

Common Stocks	27,644	Transaction Approach(c)	TEV | EBITDA Multiple(c)	5.4x	5.4x

	—	Recoverability(b)	Estimated Proceeds(b)	$3.38m - $3.54m	$3.46m

	—	Recoverability(b)	Estimated Proceeds(b)	$0	$0

	1,409,071	Transaction Approach(c) Guideline Public Company(d)	TEV | EBITDA Multiple(c)(d)	2.2x - 2.9x	2.3x

	25,058	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Preferred Stock	170,417	Transaction Approach(c)	TEV | EBITDA Multiple(c)	5.4x	5.4x

Warrants	1,287	Independent pricing service and/or broker quotes	Vendor and/or broker quotes	N/A	N/A

Total Fair Value	$7,122,713

(a)	For the assets which have multiple valuation techniques, the Fund may rely on the techniques individually or in aggregate based on a weight ranging from 0-100%.
(b)

The Fund utilized a recoverability approach to fair value these securities, specifically a liquidation analysis. There are various, company specific inputs used in the valuation analysis that relate to the liquidation value of a company’s assets. The significant unobservable inputs used in the valuation model were estimated proceeds. Significant increases or decreases in the input in isolation may result in a significantly higher or lower fair value measurement.

(c)

The Fund utilized a transaction approach to fair value this security. The significant unobservable inputs used in the valuation model were TEV and EBITDA. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

(d)

The Fund utilized a guideline public company method to fair value this security. The significant unobservable inputs used in the valuation model were TEV and EBITDA based on comparable multiples for a similar investment with similar risks. Significant increases or decreases in either of these inputs in isolation may result in a significantly higher or lower fair value measurement.

Annual Report  |  37

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Cash and Cash Equivalents

Cash and cash equivalents of the Funds consist of cash held in bank accounts and liquid investments with maturities, at the date of acquisition, not exceeding 90 days that, at times, may exceed federally insured limits. As of December 31, 2019, cash and cash equivalents were comprised of cash deposited with U.S. financial institutions in which carrying value approximated fair value and are considered to be Level 1 in the fair value hierarchy.

Industry Classifications

The industry classifications of the Funds’ investments, as presented in the accompanying Schedules of Investments, represent management’s belief as to the most meaningful presentation of the classification of such investments. For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, with the primary source being Moody’s, and/or as defined by the Funds’ management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications.

Fair Value of Financial Instruments

The fair value of the Funds’ assets and liabilities that qualify as financial instruments under U.S. GAAP approximates the carrying amounts presented in the accompanying Statements of Assets and Liabilities.

Securities Transactions and Investment Income

Securities transactions of the Funds are recorded on the trade date for financial reporting purposes. Cost is determined based on consideration given, and the unrealized appreciation/(depreciation) on investment securities is the difference between fair value determined in compliance with the valuation policy approved by the Board and the cost. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Interest and dividend income is recorded on the accrual basis and includes the accretion of original issue discounts and amortization of premiums where applicable using the effective interest rate method over the lives of the respective debt securities.

The Funds hold investments that have designated payment-in-kind (“PIK”) interest. PIK interest is included in interest income and reflected as a receivable in accrued interest up to the payment date. On payment dates, the Funds capitalize the accrued interest receivable as an additional investment and mark it at the fair value associated with the position.

U.S. Federal Income Tax Status

The Funds intend to maintain their status each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute substantially all of their net investment income and net capital gains, if any, for their tax years. The Funds may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the year ended December 31, 2019, AFT and AIF did not record a U.S. federal excise tax provision. The Funds did not pay any excise tax during 2019 related to the 2018 tax year. No federal income tax provision or excise tax provision is required for the year ended December 31, 2019.

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no material effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The statute of limitations on AFT’s federal and state tax filings remains open for the years ended December 31, 2016 to 2019. The statute of limitations on AIF’s federal and state fillings remains open for the years ended December 31, 2016 to 2019.

38  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Distributions to Common Shareholders

The Funds intend to make regular monthly cash distributions of all or a portion of their net investment income available to common shareholders. The Funds intend to pay common shareholders at least annually all or substantially all of their capital gains and net investment income after the payment of dividends and interest owed with respect to outstanding preferred shares and/or notes or other forms of leverage utilized by the Funds, although for cash management purposes, the Funds may elect to retain distributable amounts and pay excise tax as described above. If the Funds make a long-term capital gain distribution, they will be required to allocate such gain between the common shares and any preferred shares issued by the Funds in proportion to the total dividends paid to each class for the year in which the income is realized.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than the other. The Funds will make a distribution only if authorized by the Board and declared by the Funds out of assets legally available for these distributions. The Funds may pay a special distribution at the end of each calendar year, if necessary, to comply with U.S. federal income tax requirements. This distribution policy may, under certain circumstances, have certain adverse consequences to the Funds and their shareholders because it may result in a return of capital to shareholders, which would reduce the Funds’ NAV and, over time, potentially increase the Funds’ expense ratios. If the Funds distribute a return of capital, it means that the Funds are returning to shareholders a portion of their investment rather than making a distribution that is funded from the Funds’ earned income or other profits. The Board may elect to change AFT’s or AIF’s distribution policy at any time.

Asset Segregation

In accordance with the Investment Company Act and various SEC and SEC staff interpretive positions, a Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in measures in accordance with SEC or Staff guidance, to “cover” open positions with respect to certain kinds of financial instruments that could otherwise be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain derivative contracts that are contractually required to cash settle, for example, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. In other circumstances, a Fund may be required to set aside liquid assets equal to such a financial instrument’s full notional value, or enter into appropriate offsetting transactions, while the position is open. Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in a Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.

New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim period within those fiscal years. As of December 31, 2019, the Funds have fully adopted the provisions of the 2018-13 Accounting Standards Update, which did not have a significant impact on the Funds’ financial statements and related disclosures.

Note 3. Investment Advisory, Administration and Other Agreements with Affiliates

Investment Advisory Fee

The Adviser provides certain investment advisory, management and administrative services to the Funds pursuant to investment advisory and management agreements with each of the Funds. For its services, each Fund pays the Adviser monthly at the annual rate of 1.0% of the average daily value of the Fund’s managed assets. Managed assets are defined as the total assets of a Fund (including any assets attributable to any preferred shares that may be issued or to money borrowed or notes issued by the Fund) minus the sum of the Fund’s accrued liabilities, including accrued interest and accumulated dividends (other than liabilities for money borrowed (including the liquidation preference of preferred shares) or notes issued). The Adviser may elect from time to time, in its sole discretion, to waive its receipt of

Annual Report  |  39

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

the advisory fee from a Fund. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, may decide to waive its compensation periodically or may decide to waive its compensation on only one of the Funds at any given time. For the year ended December 31, 2019, the Adviser earned fees of $4,030,100 and $3,670,685 from AFT and AIF, respectively.

Administrative Services and Expense Reimbursements

The Funds and the Adviser have entered into Administrative Services and Expense Reimbursement Agreements pursuant to which the Adviser provides certain administrative services, personnel and facilities to the Funds and performs operational services necessary for the operation of the Funds not otherwise provided by other service providers of the Funds. These services may include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. Pursuant to these agreements, the Funds will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Funds. In addition, the Adviser or one of its affiliates may pay certain expenses on behalf of the Funds and then allocate these expenses to the Funds for reimbursement. For the year ended December 31, 2019, the Adviser provided services under these agreements totaling $806,805 and $801,110 for AFT and AIF, respectively, which is shown in the Statements of Operations as administrative services of the Adviser. Included in these amounts is approximately $79,000 and $79,000 for AFT and AIF, respectively, of remuneration for officers of the Funds. The Adviser did not waive the right to expense reimbursements and investment advisory fees for either Fund during the year ended December 31, 2019.

Each Fund has entered into separate agreements with U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to provide accounting and administrative services, as well as separate agreements with U.S. Bank National Association to provide custodial services (together “U.S. Bank”), effective March 1, 2019. Under the terms of the agreements, U.S. Bank is responsible for providing services necessary in the daily operations of the Funds such as maintaining the Funds’ books and records, calculating the Funds’ NAV, settling all portfolio trades, preparing regulatory filings and acting as the corporate secretary. Each Fund has also entered into separate agreements with American Stock Transfer & Trust Company, LLC (“AST”), to serve as the Fund’s transfer agent, dividend disbursing agent and reinvestment plan administrator, effective March 1, 2019. Prior to March 1, 2019, The Bank of New York Mellon (“BNY Mellon”) provided certain administrative services necessary for the operation of the Funds, including maintaining the Funds’ books and records, providing accounting services and preparing regulatory filings. BNY Mellon also served as the Funds’ custodian. BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) served as the Funds’ transfer agent. U.S. Bank, AST, BNY Mellon and BNYMIS provided services totaling $173,940 and $164,062 for AFT and AIF, respectively, for the year ended December 31, 2019, which are included in fund administration and accounting services in the Statements of Operations.

Board of Directors Fees

On an annual basis, AFT and AIF pay each member of the Board who is not an “interested person” (as defined in the Investment Company Act) (an “Independent Board Member”) of the Funds an annual retainer of $18,000 per Fund, plus $2,000 for each in-person Board meeting of a single Fund ($3,000, or $1,500 per Fund, for a joint meeting of both Funds), plus $1,000 for attendance at telephonic Board meetings of a single Fund or participation in special committee meetings of a single Fund not held in conjunction with regularly scheduled Board meetings ($1,500, or $750 per Fund, for a joint meeting of both Funds). In addition, the chairman of the audit committee receives $5,000 per year from each Fund. The Funds also reimburse Independent Board Members for travel and out-of-pocket expenses incurred in connection with such meetings, and the Funds split the cost of such expenses for meetings involving both AFT and AIF. Included in the Statements of Operations in Board of Directors fees for the year ended December 31, 2019 is $134,841 and $134,841 of expenses related to the Board for each of AFT and AIF, respectively.

40  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Note 4. Investment Transactions

For the year ended December 31, 2019, the cost of investment purchases and proceeds from sales of securities and principal paydowns were as follows:

Fund	Purchases	Sales

Apollo Senior Floating Rate Fund Inc.	$413,979,490	$423,416,176
Apollo Tactical Income Fund Inc.	418,089,730	423,758,846

The Funds are permitted to purchase and sell securities (“Cross-Trade”) from and to other Apollo entities pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Investment Company Act (the “Rule”). Each Cross-Trade is executed at a fair market price in compliance with the provisions of the Rule. For the year ended December 31, 2019, the Funds engaged in Cross-Trade activities with Sale Proceeds of $6,802,855 and $1,242,374 for AFT and AIF, respectively, which resulted in net realized gains of $5,391 and $1,327, respectively.

Note 5. Risks

Senior Loans

Senior Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with Senior Loans are similar to the risks of below investment grade fixed income instruments, although Senior Loans are senior and secured, in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured. Investments in Senior Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such issuers are considered more likely than investment grade issuers to default on their payments of interest and principal owed to the Funds, and such defaults could reduce the Funds’ NAV and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Funds, a reduction in the value of the investment and a potential decrease in the NAV of the Funds. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower.

There may be less readily available and reliable information about most Senior Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933 (the “1933 Act”) or registered under the Securities Exchange Act of 1934. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality, rather than on any available independent sources. Therefore, the Funds will be particularly dependent on the analytical abilities of the Adviser.

In general, the secondary trading market for Senior Loans is not well developed. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Funds may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Annual Report  |  41

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Senior Loans are generally not registered under the 1933 Act and often contain certain restrictions on resale and cannot be sold publicly. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturity shown on the Schedules of Investments.

The Funds may acquire Senior Loans through assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Funds may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers and other financial and lending institutions. In purchasing participations, the Funds generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Funds may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Funds will be exposed to the credit risk of both the Borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Funds will not be able to conduct the due diligence on the Borrower or the quality of the Senior Loan with respect to which they are buying a participation that the Funds would otherwise conduct if they were investing directly in the Senior Loan, which may result in the Funds being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Corporate Bonds

The Funds may invest in a wide variety of bonds of varying maturities issued by U.S. and foreign corporations, other business entities, governments and municipalities and other issuers. Corporate bonds are issued with varying features and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights, call rights or other rights of the issuer). The Funds’ investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

The Adviser expects most of the corporate bonds in which the Funds invest will be high yield bonds (commonly referred to as “junk” bonds). An issuer of corporate bonds typically pays the investor a fixed rate of interest and must repay the amount borrowed on or before maturity. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by investors’ perceptions of the creditworthiness of the issuer, the issuer’s performance and perceptions of the issuer in the marketplace.

Subordinated Loans

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. Subordinated loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

Structured Products

Investments in structured products involve risks, including credit risk and market risk. When the Funds’ investments in structured products (such as CDOs, CLOs and asset-backed securities) are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) or stock indices, depending on

42  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Funds may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that generally affect issuers of securities and capital markets. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Funds.

Certain structured products may be thinly traded or have a limited trading market. CLOs are typically privately offered and sold. As a result, investments in CLOs may be characterized by the Funds as illiquid securities. CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

LIBOR

A Fund may invest in certain debt securities, loans, derivatives or other credit or financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for variable various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Annual Report  |  43

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Note 6. Common Shares

Common share transactions were as follows:

Apollo Senior Floating Rate Fund Inc.

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	15,573,061	$296,608,448	15,573,061	$296,699,291
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	(90,843)

Common shares outstanding, end of the year	15,573,061	$296,608,448	15,573,061	$296,608,448

Apollo Tactical Income Fund Inc.

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount

Common shares outstanding, beginning of the year	14,464,026	$275,624,904	14,464,026	$275,624,904
Common shares issued as reinvestment of dividends	—	—	—	—
Permanent differences reclassified (primarily non-deductible expenses)	—	—	—	—

Common shares outstanding, end of the year	14,464,026	$275,624,904	14,464,026	$275,624,904

Dividends declared on common shares with a record date of January 1, 2019 or later through the date of this report were as follows:

Apollo Senior Floating Rate Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.100	$1,557,306	$1,557,306	—
January 24, 2019	February 5, 2019	February 6, 2019	February 20, 2019	$0.100	$1,557,306	$1,557,306	—
February 14, 2019	March 15, 2019	March 18, 2019	March 29, 2019	$0.100	$1,557,306	$1,557,306	—
April 5, 2019	April 15, 2019	April 16, 2019	April 30, 2019	$0.100	$1,557,306	$1,557,306	—
May 1, 2019	May 16, 2019	May 17, 2019	May 31, 2019	$0.100	$1,557,306	$1,557,306	—
June 6, 2019	June 14, 2019	June 17, 2019	June 28, 2019	$0.100	$1,557,306	$1,557,306	—
July 5, 2019	July 17, 2019	July 18, 2019	July 31, 2019	$0.100	$1,557,306	$1,557,306	—
August 6, 2019	August 16, 2019	August 19, 2019	August 30, 2019	$0.100	$1,557,306	$1,557,306	—
September 4, 2019	September 16, 2019	September 17, 2019	September 30, 2019	$0.100	$1,557,306	$1,557,306	—
October 9, 2019	October 17, 2019	October 18, 2019	October 31, 2019	$0.100	$1,557,306	$1,557,306	—
November 5, 2019	November 14, 2019	November 15, 2019	November 29, 2019	$0.100	$1,557,306	$1,557,306	—
December 5, 2019	December 16, 2019	December 17, 2019	December 31, 2019	$0.100	$1,557,306	$1,557,306	—
January 6, 2020*	January 16, 2020	January 17, 2020	January 31, 2020	$0.096	$1,495,014	$1,495,014	—
January 31, 2020*	February 13, 2020	February 14, 2020	February 28, 2020	$0.096
* Declared subsequent to December 31, 2019

44  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Apollo Tactical Income Fund Inc.

Dividend Declaration Date	Ex-Dividend Date	Record Date	Payment Date	Per Share Amount	Gross Distribution	Cash Distribution	Value of new Common Shares Issued

December 24, 2018	January 16, 2019	January 17, 2019	January 31, 2019	$0.107	$1,547,651	$1,547,651	—
January 24, 2019	February 5, 2019	February 6, 2019	February 20, 2019	$0.107	$1,547,651	$1,547,651	—
February 14, 2019	March 15, 2019	March 18, 2019	March 29, 2019	$0.107	$1,547,651	$1,547,651	—
April 5, 2019	April 15, 2019	April 16, 2019	April 30, 2019	$0.104	$1,504,259	$1,504,259	—
May 1, 2019	May 16, 2019	May 17, 2019	May 31, 2019	$0.102	$1,475,331	$1,475,331	—
June 6, 2019	June 14, 2019	June 17, 2019	June 28, 2019	$0.100	$1,446,403	$1,446,403	—
July 5, 2019	July 17, 2019	July 18, 2019	July 31, 2019	$0.100	$1,446,403	$1,446,403	—
August 6, 2019	August 16, 2019	August 19, 2019	August 30, 2019	$0.100	$1,446,403	$1,446,403	—
September 4, 2019	September 16, 2019	September 17, 2019	September 30, 2019	$0.100	$1,446,403	$1,446,403	—
October 9, 2019	October 17, 2019	October 18, 2019	October 31, 2019	$0.100	$1,446,403	$1,446,403	—
November 5, 2019	November 14, 2019	November 15, 2019	November 29, 2019	$0.100	$1,446,403	$1,446,403	—
December 5, 2019	December 16, 2019	December 17, 2019	December 31, 2019	$0.100	$1,446,403	$1,446,403	—
December 5, 2019	December 16, 2019	December 17, 2019	December 31, 2019	$0.013	$188,032	$188,032	—
January 6, 2020*	January 16, 2020	January 17, 2020	January 31, 2020	$0.100	$1,446,403	$1,446,403	—
January 31, 2020*	February 13, 2020	February 14, 2020	February 28, 2020	$0.100
* Declared subsequent to December 31, 2019

Note 7. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Funds’ capital accounts at fiscal year end for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended December 31, 2019, no permanent differences were identified.

	Accumulated Loss	Paid-In Capital

Apollo Senior Floating Rate Fund Inc.	$—	$—
Apollo Tactical Income Fund Inc.	—	—

The tax character of distributions paid by AFT during the fiscal years ended December 31, 2019 and 2018 was as follows:

Apollo Senior Floating Rate Fund Inc.

Distributions Paid from Ordinary Income:*	2019	2018

Common Shareholders	$18,687,673	$19,575,338

Total Distributions	$18,687,673	$19,575,338

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

The tax character of distributions paid by AIF during the fiscal years ended December 31, 2019 and 2018 was as follows:

Apollo Tactical Income Fund Inc.

Distributions Paid from Ordinary Income:*	2019	2018

Common Shareholders	$17,935,392	$19,092,514

Total Distributions	$17,935,392	$19,092,514

* For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Annual Report  |  45

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

As of December 31, 2019, the most recent tax year end, the components of accumulated losses on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses

Apollo Senior Floating Rate Fund Inc.	$538,898	$—	$(9,404,324)	$(23,936,094)
Apollo Tactical Income Fund Inc.	600,233	—	(6,671,512)	(25,802,735)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

For federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of December 31, 2019, short-term and long-term capital loss carryforwards totaled $1,997,163 and $21,938,931, respectively, for AFT and $0 and $25,802,735, respectively, for AIF, which may be carried forward for an unlimited period.

Unrealized appreciation/(depreciation) and basis of investments for U.S. federal income tax purposes at December 31, 2019 were as follows:

	Apollo Senior Floating Rate Fund Inc.	Apollo Tactical Income Fund Inc.

Federal tax basis, cost	$411,040,226	$375,558,072

Unrealized appreciation	$7,478,504	$8,504,913
Unrealized depreciation	(16,888,767)	(15,176,425)

Net unrealized appreciation/(depreciation)*	$(9,410,263)	$(6,671,512)

* Any differences between book basis and tax basis net unrealized appreciation/(depreciation) are primarily due to the deferral of losses from wash sales, defaulted security interest adjustments, underlying investment partnership adjustments and disallowed losses due to restructuring.

Note 8. Credit Agreements and Preferred Shares

The Funds utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Funds may obtain leverage by issuing preferred shares and/or notes and may also borrow funds from banks and other financial institutions. The Funds may also gain leverage synthetically through swaps and other derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for common shareholders, including increased variability of the Funds’ net income, distributions and/or NAV in relation to market changes. Leverage is a speculative technique that exposes the Funds to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Funds’ portfolios will be magnified due to the use of leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the Funds’ NAV, which will be borne entirely by the Funds’ common shareholders. If the Funds issue preferred shares and/or notes or engage in other borrowings, they will have to pay dividends on their shares or interest on their notes or borrowings, which will increase expenses and may reduce the Funds’ return. These dividend payments or interest expenses (which will be borne entirely by the common shareholders) may be greater than the Funds’ return on the underlying investments. The Funds’ leveraging strategy may not be successful.

Apollo Senior Floating Rate Fund Inc.

On March 1, 2019, AFT entered into an amended and restated credit facility (the “Amended Credit Facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”) as lender, which matures on March 1, 2021. Under the terms of the Amended Credit Facility, AFT may borrow a single term loan not to exceed $141,000,000. Borrowings under this facility bear interest at a rate of LIBOR plus 0.875%. AFT has granted a security interest in substantially all of its assets in the event of default under the Amended Credit Facility. As of December 31, 2019, AFT has $141,000,000 of principal outstanding under the Amended Credit Facility.

46  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Prior to March 1, 2019, AFT had entered into a $150,000,000 credit facility (the “Prior Credit Facility”) with SMBC as lender. Borrowings under this facility bore interest at a rate of LIBOR plus 1.05%. Under the terms of the Prior Credit Facility, AFT could borrow a single term loan not to exceed $112,500,000 (the “Prior Term Loan”) and could borrow up to an additional $37,500,000 on a revolving basis (the “Prior Revolving Loan”). AFT had granted a security interest in substantially all of its assets in the event of default under the Prior Credit Facility. The unused portion of the Prior Revolving Loan was subject to a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments.

For the year ended December 31, 2019, the average daily principal loan balance outstanding was $141,000,000, the weighted average annual interest rate was 3.21% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $4,524,244.

The fair value of AFT’s borrowings under the Amended Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AFT has determined would be categorized as Level 2 in the fair-value hierarchy.

The Amended Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2019, AFT was not aware of any instances of non-compliance related to the Amended Credit Facility.

In connection with AFT’s entry into the Amended Credit Facility, certain debt financing costs were incurred by AFT and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the credit facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Apollo Tactical Income Fund Inc.

On April 20, 2018, AIF entered into a $133,000,000 credit facility (the “Credit Facility”) with SMBC as lender. Under the terms of the Credit Facility, AIF may borrow a single term loan not to exceed $125,000,000 (the “Term Loan”) and may borrow up to an additional $8,000,000 on a revolving basis (the “Revolving Loans”). AIF has granted a security interest in substantially all of its assets in the event of default under the Credit Facility. AIF may borrow on a revolving basis until April 20, 2020, at which time any loans outstanding under the Credit Facility must be repaid in full. The Fund pays SMBC a quarterly commitment fee equal to 0.15% per annum on the average daily amount of available commitments. As of December 31, 2019, $6,500,000 of the available revolving credit remains undrawn. As of December 31, 2019, AIF has $126,500,000 principal outstanding under the Credit Facility, which is comprised of a Term Loan of $125,000,000 and Revolving Loans totaling $1,500,000, all of which bear interest at a rate of LIBOR plus 0.90%.

For the year ended December 31, 2019, the average daily principal loan balance outstanding was $126,500,000, the weighted average annual interest rate was 3.23% and the interest expense, which is included on the Statements of Operations in interest and commitment fee expense, was $4,083,349.

The fair value of AIF’s borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Statements of Assets and Liabilities based on a yield analysis and remaining maturities for which AIF has determined would be categorized as Level 2 in the fair-value hierarchy.

The Credit Facility contains certain customary affirmative and negative covenants, including limitations on debt, liens and restricted payments, as well as certain portfolio limitations and customary prepayment provisions, including a requirement to prepay loans or take certain other actions if certain asset value tests are not met. As of December 31, 2019, AIF was not aware of any instances of non-compliance related to the Credit Facility.

In connection with AIF’s entry into the Credit Facility, certain debt financing costs were incurred by AIF and are shown net of the principal amount in the Statements of Assets and Liabilities. The deferred financing costs are amortized over the life of the Credit Facility. The amortization of the deferred financing costs is included in the Statements of Operations.

Annual Report  |  47

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Notes to Financial Statements (continued)

December 31, 2019

Note 9. General Commitments and Contingencies

As of December 31, 2019, the Funds had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	AFT	AIF

Bleriot US Bidco, Inc.*	$412,154	$—
Zayo Group Holdings, LLC Backstop Term Loan	2,745,037	2,553,523
Zayo Group Holdings, LLC Bridge Term Loan*	1,347,254	—

Total unfunded loan commitments	$4,504,445	$2,553,523

* The loan commitment was held in AFT only.

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Funds’ valuation policies. Any related unrealized appreciation/(depreciation) on unfunded loan commitments is recorded on the Statements of Assets and Liabilities and the Statements of Operations. For the year ended December 31, 2019, AFT and AIF recorded a net change in unrealized appreciation/(depreciation) on unfunded loan commitments totaling $32,184 and $0, respectively.

Note 10. Indemnification

The Funds each have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. Based upon historical experience, the risk of loss from such claims is currently considered remote; however, there can be no assurance that losses will not occur or if claims are made against the Funds the losses will not be material.

Note 11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that the following subsequent events were disclosable:

Effective January 1, 2020, Cindy Michel no longer serves as the Chief Compliance Officer of the Funds. Isabelle Gold has been appointed by the Board of each Fund to serve as her replacement.

48  |  Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 21, 2020

We have served as the auditor of the Funds since 2011.

|  49

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information

December 31, 2019 (unaudited)

Dividend Reinvestment Plan

Unless a shareholder specifically elects to receive common stock of the Funds as set forth below, all net investment income dividends and all capital gains distributions declared by the Board will be payable in cash.

A shareholder may elect to have net investment income dividends and capital gains distributions reinvested in common stock of the Funds. To exercise this option, such shareholder must notify AST, the plan administrator and the Funds’ transfer agent and registrar, in writing so that such notice is received by the plan administrator not less than 10 days prior to the record date fixed by the Board for the net investment income dividend and/or capital gains distribution involved.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that elects to receive dividends and distributions in additional shares of common stock of the Funds (each a “Participant”). The plan administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Funds (“Newly Issued Shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the NAV per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares of common stock to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per share on the date the shares are issued, unless the NAV is less than 95% of the then current market price per share, in which case the dollar amount of the dividend will be divided by 95% of the then current market price per share. If, on the dividend payment date, the NAV per share is greater than the market value (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Funds. If a Participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15 transaction fee plus a 12¢ per share brokerage commission from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from the Funds will be equal to the total dollar amount of the dividend payable to the shareholders. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.astfinancial.com, by filling out the transaction request form located at the bottom of the Participant’s statement and sending it to the plan administrator at American Stock Transfer and Trust Company, LLC, P.O. Box 922 Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at 1-877-864-4834.

The plan may be terminated by the Funds upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Funds. All correspondence, including requests for additional information, concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn NY 11219.

50  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Additional Information (continued)

December 31, 2019 (unaudited)

European Risk

The Funds may invest a portion of their assets in credit instruments issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). Investments in the Eurozone remain subject to the risks of substantial write-downs and reductions in the face value of the sovereign debt of certain countries and the possibility that one or more countries might leave the European Union or the Eurozone. Sovereign debt write-downs or defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Funds in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and result in adverse effects on the investments made by the Funds. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Funds. The UK began its exit from the European Union (“Brexit”) on January 31, 2020 subject to a transitional period ending December 31, 2020. The uncertainty in the wake of the Brexit and subsequent political developments could have a negative impact on both the UK economy and the economies of other countries in Europe. Brexit could lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and European Union is defined and the UK determines which European Union laws to replace or replicate. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Funds. Global central banks may maintain historically low interest rates longer than was anticipated, which could adversely affect the ability of the Funds to achieve their investment objectives.

Shareholder Tax Information

The Funds are required by Subchapter M of the Internal Revenue Code to advise their shareholders of the U.S. Federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended December 31, 2019, the percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. were 89.07% and 81.77%, respectively.

Annual Report  |  51

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers

December 31, 2019 (unaudited)

Directors and Officers

The Board of Directors of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the Investment Company Act and applicable Maryland law. The directors of each Fund (the “Directors”) are divided into three classes, serving staggered three-year terms. Any vacancy on the Board of Directors may be filled only by a majority of the remaining Directors, except to the extent that the Investment Company Act requires the election of directors by shareholders.

Certain biographical and other information relating to the Directors and Executive Officers of the Funds is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Adviser, specifically AFT and AIF, and other public directorships/trusteeships.

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

INTERESTED DIRECTORS(2)
Barry Cohen (born 1952)	Director and Chairman of the Board	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	President, Elysium Management LLC since 2017. Managing Director, Apollo Management, L.P. (investment advisor) since 2008.	2	None.
INDEPENDENT DIRECTORS(3)
Robert L. Borden (born 1963)	Director	AFT and AIF Director since November 2013, current terms end at the 2020 annual meeting.	Founding Partner, Delegate Advisors, LLC since 2012.	2	Athene Holding Ltd.
Glenn N. Marchak (born 1956)	Director; Audit Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Stone Harbor Emerging Markets Income Fund; Stone Harbor Emerging Markets Total Income Fund.
Carl J. Rickertsen (born 1960)	Director; Nominating and Corporate Governance Committee Chair	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2020 annual meeting.	Managing Partner, Pine Creek Partners (private equity investment firm) since 2005.	2	Berry Plastics Group, Inc.; MicroStrategy Incorporated.
Todd J. Slotkin (born 1953)	Lead Independent Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2022 annual meeting.	Managing Director and Global Head, Alvarez & Marsal Asset Management Services, LLC since 2014; Co-Founder and Managing Partner, Newton Pointe Partners (consulting firm) from 2011 to 2014.	2	CBIZ, Inc.

52  |  Annual Report

Apollo Senior Floating Rate Fund Inc.

Apollo Tactical Income Fund Inc.

Directors and Officers (continued)

December 31, 2019 (unaudited)

Directors and Officers Name, Address(1) and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Complex of Funds Overseen by the Director	Other Public Directorships/ Trusteeships Held by the Director During Past Five Years

Elliot Stein, Jr. (born 1949)	Director	AFT Director since 2011 and AIF Director since 2013; current terms end at the 2021 annual meeting.	Private Investor; Corporate Director/Trustee.	2	Apollo Investment Corporation.
EXECUTIVE OFFICERS(4)
Joseph Moroney (born 1971)	President and Chief Investment Officer	AFT since 2011 and AIF since 2013.	Apollo Capital Management L.P. since 2008, Co-Head of Global Corporate Credit since 2018.	N/A	N/A
Frank Marra (born 1979)	Treasurer and Chief Financial Officer	AFT and AIF since 2014.	Senior Controller and Vice President, Apollo Capital Management, L.P. since 2009.	N/A	N/A
Joseph D. Glatt (born 1973)	Secretary and Chief Legal Officer	AFT since 2011 and AIF since 2013.	Chief Legal Officer, Secretary and Vice President, Apollo Investment Corporation since 2014, 2010 and 2009, respectively; General Counsel, Apollo Capital Management L.P. since 2007.	N/A	N/A
Cindy Michel(5) (born 1973)	Chief Compliance Officer	AFT since 2011 and AIF since 2013.	Chief Compliance Officer and Vice President, Apollo Investment Corporation since 2010; Chief Compliance Officer of Apollo Global Management, Inc. since 2014.	N/A	N/A

(1)	The address of each Director and Officer is care of the Apollo Senior Floating Rate Fund Inc. or the Apollo Tactical Income Fund Inc. at 9 West 57th Street, New York, NY 10019.
(2)	“Interested person,” as defined in the Investment Company Act, of the Funds. Mr. Cohen is an interested person of the Funds due to his affiliation with the Adviser.
(3)	“Independent Directors” are the directors who are not “interested persons,” as defined in the Investment Company Act, of the Funds.
(4)	Executive officers of the Funds Serve at the pleasure of the Board of Directors.
(5)	Effective January 1, 2020, Cindy Michel no longer serves as the Chief Compliance Officer of the Funds.

Annual Report  |  53

Important Information About This Report

Investment Adviser

Apollo Credit Management, LLC

9 West 57th Street

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

d/b/a U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

U.S. Bank N.A.

Corporate Trust Services

1 Federal Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

This report has been prepared for shareholders of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. (the “Funds”). The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-864-4834 and additional reports will be sent to you.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, and the Funds’ proxy voting records for the most recent period ended June 30, 2019 are available (i) without charge, upon request, by calling 1-877-864-4834 and (ii) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

54  |  Annual Report

Important Information About This Report (continued)

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our website, a potential shareholder, a current shareholder or even a former shareholder.

What Information Do We Have About You?

We may have collected your personal information in connection with our solicitation and administration of your investment in Apollo Senior Floating Rate Fund Inc. and/or Apollo Tactical Income Fund Inc., including your address, social security number, and contact information. Additionally, we may collect nonpublic personal information about you via our website, including any information captured through the use of our “cookies.”

With Whom Do We Share Your Personal Information?

We may share the information we collect with our affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, maintain your investments in the Funds, and to respond to court orders and legal investigations. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers and service providers as may be necessary to facilitate the acceptance and management of your account or your investments in the Funds and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We do not sell your personal information to third parties for their independent use.

Protecting the Confidentiality of Our Investor Information

Apollo takes our responsibility to protect the privacy and confidentiality of your personal information very seriously. As such, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. Our control policies, for example, authorize access to investor information only by individuals who need such access to do their work.

Opt-Out Notice

We reserve the right to disclose nonpublic personal information about you to a nonaffiliated third party as discussed above. If you wish to limit the distribution of your personal information with our affiliates and nonaffiliated third parties, as described herein, you may do so by:

•	Calling 1-877-864-4834; or
•	Writing us at the following address:

Apollo Credit Management, LLC

c/o: Apollo Senior Floating Rate Fund Inc., Apollo Tactical Income Fund Inc.

9 West 57th Street, 37th Floor, New York, NY 10019

Attn: Isabelle Gold

The ability to opt-out of disclosure of nonpublic personal information about you may not apply to arrangements necessary to effect or administer a transaction in shares of a Fund or maintain or service your account.

If you choose to write or call us, your request should include your name, address, telephone number and account number(s) to which the opt-out applies and the extent to which your personal information shall be withheld. If you are a joint account owner, we will apply those instructions to the entire account. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If your shares are held in “street name” at a bank or brokerage, we do not have access to your personal information, and you should refer to your bank’s or broker’s privacy policies for a statement of the treatment of your personal information.

If you have any questions regarding this policy, please feel free to contact privacy@apollo.com.

Annual Report  |  55

9 West 57th Street, New York, NY 10019

1-877-864-4834 • www.apollofunds.com

12/31/19

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description enumerated in paragraph (b) of this Item 2.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item 2.

(e)	Not Applicable.

(f)	The code of ethics is included on the registrant’s website at: www.apollofunds.com

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Glenn A. Marchak and Todd J. Slotkin are qualified to serve as audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees and expenses billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2019 were $149,000 and $115,000, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in the fiscal years ended December 31, 2018 and December 31, 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively. The aggregate audit-related fees billed in the fiscal years ended December 31, 2018 and December 31, 2019 to Service Affiliates (as defined below) were $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed in the fiscal years ended December 31, 2018 and December 31, 2019 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,675 and $6,675, respectively. “Tax fees” are for tax services related to reviews of returns and various tax matters. The aggregate tax fees billed in the fiscal years ended December 31, 2018 and December 31, 2019 to Service Affiliates (as defined below) were $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in the fiscal years ended December 31, 2018 and December 31, 2019 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively. The aggregate fees in this category billed in the fiscal years ended December 31, 2018 and December 31, 2019 to Service Affiliates (as defined below) were $0 and $0, respectively.

(e)(1)

All services to be performed for the registrant and all services to be performed for the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant, by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to Service Affiliates for the fiscal years ended December 31, 2018 and December 31, 2019 were $6,675 and $6,675, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee consisting solely of independent directors of the registrant. The members of the audit committee are: Glenn N. Marchak (Chairman), Carl J. Rickertsen, Todd J. Slotkin and Elliot Stein, Jr.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are included in this Item.

Proxy Voting Policies and Procedures

of

Apollo Credit Management, LLC

SEC registered advisers that have the authority to vote client proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures (i) reasonably designed to ensure that the adviser votes proxies in the best interests of its clients and (ii) that include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients. It is expected that, in most cases, Apollo Credit Management, LLC (the “adviser”) will invest the assets of its clients in securities that do not generally carry voting rights. When a client account does have voting rights in a security, it follows the proxy voting policies and procedures summarized below:

In determining how to vote, officers of the adviser will consult with each other and other investment professionals affiliated with the adviser, taking into account the interests of the adviser’s clients and investors as well as any potential conflicts of interest. The adviser will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, the adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, including by seeking the direction of the independent directors of the client or, in extreme cases, by abstaining from voting. While the adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, the adviser does not expect to delegate its voting authority to any third party.

An officer of the adviser will keep a written record of how all such proxies are voted. The adviser will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, the adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

The adviser’s proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, the adviser will vote proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it is necessary to vote contrary to the general guidelines to maximize shareholder value or the best interests of the adviser’s clients. In reviewing proxy issues, the adviser generally uses the following guidelines:

Elections of Directors: In general, the adviser will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company’s board of directors, or the adviser determines that there are other compelling reasons for withholding a vote, it will determine the appropriate vote on the matter. The adviser may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a shareholder vote or (4) act on tender offers where a majority of shareholders have tendered their shares. Finally, the adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement or where, in the adviser’s discretion, the cost of voting will outweigh the perceived benefit.

Appointment of Auditors: The adviser believes that the board of an issuer remains in the best position to choose its independent auditors and the adviser will generally support management’s recommendation in this regard.

Changes in Capital Structure: Changes in an issuer’s charter or by-laws may be required by state or federal regulation. In general, the adviser will cast client votes in accordance with management on such proposals. However, the adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

Corporate Restructurings, Mergers and Acquisitions: The adviser believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of client interests.

Proposals Affecting Shareholder Rights: The adviser generally will vote in favor of proposals that give shareholders a greater voice in the affairs of an issuer and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, the adviser will balance the financial impact of the proposal against any impairment of shareholder rights as well as of a client’s investment in the issuer.

Corporate Governance: The adviser recognizes the importance of good corporate governance. Accordingly, the adviser generally will favor proposals that promote transparency and accountability within an issuer.

Anti-Takeover Measures: The adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

Stock Splits: The adviser generally will vote with management on stock split matters.

Limited Liability of Directors: The adviser generally will vote with management on matters that could adversely affect the limited liability of directors.

Social and Corporate Responsibility: The adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect shareholder value. The adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on shareholder value.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)     As of December 31, 2019, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Portfolio Managers	Title	Length of Service	Business Experience for Last 5 Years
Joseph Moroney	President and Chief Investment Officer	Joined Apollo in 2008 Portfolio Manager since registrant’s inception

Mr. Moroney is a Senior Partner in Credit and currently serves as Co-Head of the Global Corporate Credit platform of Apollo Capital Management, L.P. and serves as the President and Chief Investment Officer of the registrant. Mr. Moroney joined Apollo Global Management, Inc. (along with its subsidiaries “Apollo”) in 2008 as the Head of Apollo’s Global Performing Credit Group. Prior to joining Apollo, Mr. Moroney was employed by Aladdin Capital Management where he served as the Senior Managing Director of its Leveraged Loan Group. Mr. Moroney’s investment management career spans 24 years, with experience at various leading financial services firms including Merrill Lynch Investment Managers and MetLife Insurance. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering and serves on the Board of Overseers of the Rutgers Foundation. He is a Chartered Financial Analyst and a member of the NYSSA.

Bret Leas	Portfolio Manager	Joined Apollo in 2009 Portfolio Manager since registrant’s inception

Mr. Leas is a Senior Partner in Credit and currently serves as Head of Global Structured Finance and ABS and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2009, Mr. Leas was a Director at Barclays Capital where he served in a variety of different roles, most recently as a member of the Credit Structuring Group. From 2000 to 2004 he was an attorney at Weil, Gotshal & Manges LLP in the Structured Finance/Derivatives Group, primarily focusing on asset-backed securities, CDOs and credit derivatives. Mr. Leas also is the Chairman of Board of Directors of the Make-A-Wish Foundation of Metro New York and Western New York as well as the Board of

Directors of Redding Ridge Asset Management. Mr. Leas graduated cum laude from the University of Maryland with a BA in History and received his JD, cum laude, from Georgetown University Law Center.
James Vanek	Portfolio Manager	Joined Apollo in 2008 Portfolio Manager since 2014

Mr. Vanek is a Partner and the Co-Head of Apollo’s Global Performing Credit business and serves as a Portfolio Manager of the registrant. Prior to joining Apollo in 2008, Mr. Vanek was an Associate Director, Loan Sales & Trading in the Leveraged Finance group at Bear Stearns. He is a board member of the Loan Syndications and Trading Association, a leading advocate for the U.S. syndicated loan market. Mr. Vanek graduated from Duke University with a BS in Economics and a BA in Computer Science, and received his MBA from Columbia Business School.

(a)(2)   As of December 31, 2019, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Name of Portfolio Manager	Total No. of Accounts Managed	Total Assets(1)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance(2)(3)
Joseph Moroney
Registered Investment Companies:	4	$0.606 Billion	None	None
Other Pooled Investment Vehicles:	3	$5.839 Billion	2	$0.786 Billion
Other Accounts:	None	None	None	None

Bret Leas
Registered Investment Companies:	None	None	None	None
Other Pooled Investment Vehicles:	2	$3.180 Billion	2	$2.574 Billion
Other Accounts:	8	$2.027 Billion	2	$0.406 Billion

James Vanek
Registered Investment Companies:	1	$0.405 Billion	None	None
Other Pooled Investment Vehicles:	2	$4.009 Billion	1	$2.232 Billion
Other Accounts:	5	$1.859 Billion	1	$0.162 Billion

(1)	Total assets represent assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.

(2)	Represent the assets under management of the accounts managed that generate incremental fees in addition to advisory fees.

(3)

Joseph Moroney is the Co-Head of the Global Corporate Credit group which had AUM of approximately $110.7 billion as of December 31, 2019. The disclosures above only reflect those accounts where the Portfolio Managers have direct day to day responsibilities for oversight of the funds.

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account.

Certain inherent conflicts of interest arise from the fact that the Portfolio Managers, the Adviser and its affiliates provide investment management services both to the registrant and the other Apollo-advised funds, including other funds, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time, in which the registrant will not have an interest. The Portfolio Managers, the Adviser and its affiliates may give advice and recommend securities to the other Apollo-advised funds that may differ from advice given to, or securities recommended or bought for, the registrant, even though their investment objectives may be the same or similar to those of the registrant.

The Adviser will seek to manage potential conflicts of interest in good faith; nonetheless, the portfolio strategies employed by the Portfolio Managers, the Adviser and its affiliates in managing the other Apollo-advised funds could conflict with the transactions and strategies employed by the Portfolio Managers in managing the registrant and may affect the prices and availability of the securities and instruments in which the registrant invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the registrant and the other Apollo-advised funds. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the other Apollo-advised funds to the extent consistent with applicable legal requirements. In general, this policy will result in such opportunities being allocated pro rata among the registrant and the other Apollo-advised funds. Nevertheless, investments and/or opportunities may be allocated other than on a pro rata basis, to the extent it is done in good faith and does not, or is not reasonably expected to, result in an improper disadvantage or advantage to one participating Apollo-advised fund as compared to another participating Apollo-advised fund.

In the event investment opportunities are allocated among the registrant and the other Apollo-advised funds, the registrant may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that the registrant may not be given the opportunity to participate in certain investments made by the other Apollo-advised funds or portfolio managers affiliated with the Adviser. Furthermore, the registrant and the other Apollo-advised funds may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the registrant and the other Apollo-advised funds. When this occurs, the various prices may be averaged, and the registrant will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the registrant. In addition, under certain circumstances, the registrant may not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

It is possible that other Apollo-advised funds may make investments in the same or similar securities at different times and on different terms than the registrant. From time to time, the registrant and the other

Apollo-advised funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. Conflicts may also arise because portfolio decisions regarding the registrant may benefit the other Apollo-advised funds. For example, the sale of a long position or establishment of a short position by the registrant may impair the price of the same security sold short by (and therefore benefit) one or more Apollo-advised funds, and the purchase of a security or covering of a short position in a security by the registrant may increase the price of the same security held by (and therefore benefit) one or more Apollo-advised funds.

While these conflicts cannot be eliminated, the Adviser, when consistent with fund objectives, guidelines and other fiduciary considerations and when practicable, the registrant and the other Apollo-advised funds may hold investments in the same levels of an issuer’s capital structure in the same proportion at each level.

Although the professional staff of the Adviser will devote as much time to the management of the registrant as the Adviser deems appropriate to perform its obligations, the professional staff of the Adviser may have conflicts in allocating its time and services among the registrant and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the registrant and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the registrant but will be allocated between the business of the registrant and the management of the monies of other clients of the Adviser.

A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he manages. If the structure of the Adviser’s (or its affiliates’) management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance based management fees), the Portfolio Managers may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts that have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The registrant and the Adviser have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

(a)(3)     Compensation Structure of Portfolio Manager(s) or Management Team Members

The Adviser’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo, may be in the form of cash or equity of an Apollo entity, such as restricted stock units of Apollo Global Management, Inc.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

(a)(4)    Disclosure of Securities Ownership

The dollar range of common stock of the registrant beneficially owned by each Portfolio Manager as of December 31, 2019 was as follows:

Name of Portfolio Manager	Dollar ($) Range of Common Stock Beneficially Owned
Joseph Moroney	$100,001 - $500,000
Bret Leas	None
James Vanek	$100,001 - $500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None in the reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-

3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Apollo Tactical Income Fund Inc.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date 2/18/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph Moroney
Joseph Moroney, President
(principal executive officer)

Date 2/18/2020

By (Signature and Title) /s/ Frank Marra
Frank Marra, Treasurer and Chief Financial Officer
(principal financial officer)

Date 2/18/2020